As filed with the Securities and Exchange Commission on November 25, 1996
                                            Registration No. 2-88602
==========================================================================
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549
                            ___________________

                    POST-EFFECTIVE AMENDMENT NO. 10 TO
                                 FORM S-6
                 FOR REGISTRATION UNDER THE SECURITIES ACT
                 OF 1933 OF SECURITIES OF UNIT INVESTMENT
                     TRUSTS REGISTERED ON FORM N-8B-2
                            ___________________

A.    Exact Name of Trust:
                         NATIONAL MUNICIPAL TRUST,
                             First Put Series
                  (14 Day Repurchase - Collateral Backed)

B.    Name of depositor:
                    PRUDENTIAL SECURITIES INCORPORATED

C.    Complete address of depositor's principal executive office:
                             One Seaport Plaza
                             199 Water Street
                         New York, New York 10292

D.    Name and complete address of agent for service:
                                                Copy to:
         LEE B. SPENCER, JR., ESQ.          KENNETH W. ORCE, ESQ.
   PRUDENTIAL SECURITIES INCORPORATED     CAHILL GORDON & REINDEL
             One Seaport Plaza                  80 Pine Street
             199 Water Street              New York, New York 10005
          New York, New York 10292

It is proposed that this filing will become effective (check appropriate box.)

 ___
/  / immediately upon filing on (date) pursuant to paragraph (b);
 ___
/X / on November 30, 1996 pursuant to paragraph (b);
 ___
/__/ 60 days after filing pursuant to paragraph (a);
 ___
/__/ on (date) pursuant to paragraph (a) of rule 485.

CUSIPS: (M) 637013285R; (Q) 637013293R; (S) 637013301R

Prospectus--PART I
--------------------------------------------------------------------------------
                                               NATIONAL MUNICIPAL TRUST
                                                  First Put Series
                                                       (14 Day
                                             Repurchase--Collateral Backed)
NMT
                   STANDARD & POOR'S CORPORATION RATING: AAA
--------------------------------------------------------------------------------

OFFERING: The initial public offering of Units in the Trust has been completed. The Units offered hereby are issued and outstanding Units which have been acquired by the Sponsor either by purchase from the Trustee of Units tendered for redemption or in the secondary market. See ``Rights of Unit Holders--Redemption--Purchase by the Sponsor of Units Tendered for Redemption'' and ``Public Offering--Market for Units.'' The price at which the Units offered hereby were acquired was not less than the redemption price determined as provided herein. See ``Rights of Unit Holders--Redemption--Computation of Redemption Price Per Unit.''

THE TRUST is a unit investment trust formed for the purposes of providing tax-exempt income while conserving capital through investment in a fixed portfolio of long-term municipal bonds the interest on which is exempt from all Federal income taxes (except in certain instances depending upon the Unit holder) at the time of issuance, in the opinion of bond counsel for the issuing governmental authority. All of the Bonds in the portfolio were issued on behalf of states, counties, territories, possessions or municipalities of the United States or authorities, agencies, instrumentalities or political subdivisions thereof. (See ``The Trust.'') The Seller of the Bonds to the Trust has committed itself (with respect to Bonds acquired from it) to repurchase any Bonds for an amount equal to their Cost to the Trust plus accrued interest on 14 days' notice under certain circumstances. (See ``The Trust--The Repurchase Commitments.'') The Seller's Repurchase Commitments are secured by a security interest in the Collateral described herein. (See ``The Trust--The Collateral.'')

The Public Offering Price of the Units is based on the aggregate bid price of the underlying Bonds in the Trust's portfolio, divided by the number of outstanding Units, plus a sales charge equal to 5.5% of the Public Offering Price (5.82% of the aggregate bid price of the Bonds per Unit). Such charge is reduced on a graduated scale for sales involving 100 or more Units.

THE SPONSOR, although it is not obligated to do so, intends to maintain a market for the Units at prices based upon the aggregate bid price of the underlying bonds plus accrued interest to the date of settlement (See ``Public Offering--Market for Units.'') As a result of the Sponsor's purchases in the secondary market Units may be available for purchase at a price based upon the bid side evaluation of the Bonds plus accrued interest, if any, and a sales charge calculated in the manner set forth under ``Public Offering--Offering Price.'' If such a market is not maintained, a Unit holder may be able to dispose of his Units only through redemption at prices based upon the aggregate bid price of the underlying Bonds.

--------------------------------------------------------------------------------
Sponsor:
                                                    Prudential Securities (LOGO)
--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
Please read and retain                               Prospectus dated
this Prospectus for future reference                 November 30, 1996

                            NATIONAL MUNICIPAL TRUST
                                First Put Series
--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

This Prospectus does not contain all of the information with respect to the investment company set forth in its registration statement and exhibits relating thereto which have been filed with the Securities and Exchange Commission, Washington, D. C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.
--------------------------------------------------------------------------------

No person is authorized to give any information or to make any representations with respect to this investment company not contained herein, and any information or representations not contained herein must not be relied upon as having been authorized. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.
--------------------------------------------------------------------------------

PART I                                                                                                Page
Summary of Essential Information.........................................................              A-1
The Trust................................................................................              A-5
      Portfolio..........................................................................              A-5
      The Seller.........................................................................              A-7
      The Repurchase Commitments.........................................................              A-9
      Liquidity of Bonds.................................................................              A-9
      The Collateral.....................................................................             A-10
      The Units..........................................................................             A-16
      Tax Status.........................................................................             A-16
      Expenses and Charges...............................................................             A-19
Reinvestment Program.....................................................................             A-20
Public Offering..........................................................................             A-20
      Offering Price.....................................................................             A-20
      Market for Units...................................................................             A-21
      Distribution of Units..............................................................             A-22
      Sponsor's Profits..................................................................             A-22
Rights of Unit Holders...................................................................             A-22
      Certificates.......................................................................             A-22
      Distribution of Interest and Principal.............................................             A-23
      Reports and Records................................................................             A-24
      Redemption.........................................................................             A-24
      Exchange Option....................................................................             A-26
      Tax Consequences...................................................................             A-27
Sponsor..................................................................................             A-27
      Limitations on Liability...........................................................             A-28
      Responsibility.....................................................................             A-28
      Resignation........................................................................             A-29
Trustee..................................................................................             A-29
      Limitations on Liability...........................................................             A-29
      Responsibility.....................................................................             A-29
      Resignation........................................................................             A-29
Evaluator................................................................................             A-29
      Limitations on Liability...........................................................             A-29
      Responsibility.....................................................................             A-30
      Resignation........................................................................             A-30
Amendment and Termination of the Trust Agreement.........................................             A-30
      Amendment..........................................................................             A-30
      Termination........................................................................             A-30
Legal Opinions...........................................................................             A-30
Auditors.................................................................................             A-30
Rating of Units..........................................................................             A-31
Independent Auditors' Report.............................................................              F-1
Statement of Financial Condition.........................................................              F-2
Schedule of Investments..................................................................              F-8
PART II
Risk Factors Relating to New York Bonds..................................................              B-1

                            NATIONAL MUNICIPAL TRUST
                                First Put Series
--------------------------------------------------------------------------------
                        SUMMARY OF ESSENTIAL INFORMATION
                             As of September 19, 1996

Sponsor: Prudential Securities Incorporated
Trustee: The Chase Manhattan Bank
Evaluator: Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc.
Principal Amount of Bonds in Trust......................................................   $3,600,000.00(1)
Number of Units.........................................................................          16,617(1)
Fractional Undivided Interest in Trust per Unit.........................................      1/16,617th
Calculation of Public Offering Price per Unit:
  Aggregate Bid price of Bonds..........................................................   $3,668,233.60(2)
  Divided by 16,617 Units...............................................................   $      220.75
  Plus Sales Charge(3)..................................................................   $       12.85
                                                                                           -------------
  Public Offering Price per Unit........................................................   $      233.60(4)
                                                                                           -------------
                                                                                           -------------
Redemption Price and Sponsor's Repurchase Price per Unit based on bid side evaluation of
  underlying bonds, $12.85 less than Public Offering Price..............................   $      220.75(5)
                                                                                           -------------
                                                                                           -------------

CALCULATION OF ESTIMATED NET ANNUAL INCOME PER UNIT:

                                                                            Monthly    Quarterly     Semi-Annual
                                                                            Option       Option        Option
Estimated Annual Income per Unit.........................................   $15.76       $15.76        $ 15.76
Less: Estimated Annual Expenses per Unit.................................     (.73)        (.65)          (.56)
                                                                            -------    ----------    -----------
          Estimated Net Annual Income per Unit...........................   $15.03       $15.11        $ 15.20
                                                                            -------    ----------    -----------
                                                                            -------    ----------    -----------
Daily Rate of Estimated Income Accrual per Unit..........................    .0418(1)     .0420(2)       .0422(3)
Estimated Current Return Based on Public Offering Price(6)...............     6.43%        6.47%         6.51%
Estimated Long-Term Return(6)............................................     6.12%        6.15%         6.19%

------------

    (1) On the Date of Deposit, the Principal Amount of Bonds in the Trust was $18,000,000, the Number of Units outstanding was 18,000 and the Estimated Current Return was 7.37% based on the monthly payment option; 7.39% based on the quarterly payment option and 7.41% based on the semi-annual payment option. Any difference in the Principal Amount of Bonds in the Trust shown here from the Aggregate Principal amount shown as of the audit date in the Schedule of Investments is attributable to sales and/or calls of Bonds that have occurred between the audit date and the date hereof.
    (2) Based upon the bid prices of the portfolio securities and any appropriate cash adjustments in the principal account. See ``Public Offering--Market for Units''.
    (3) The sales charge is equal to 5.5% of the Public Offering Price (5.82% of the aggregate bid price of the Bonds per Unit).
    (4) Exclusive of accrued interest which to September 24, 1996, the expected date of settlement for the purchase of Units on September 19, 1996, was $6.22, $9.92 and $9.94 relating to the monthly, quarterly and semi-annual options, respectively.
    (5) Based upon the bid prices of the portfolio securities and any appropriate Cash adjustments in the principal account. Upon tender for redemption, the price to be paid will include accrued interest as described in ``Rights of Unit Holders--Redemption--Computation of Redemption Price per Unit''.
    (6) The Estimated Current Return is calculated by dividing the Estimated Net Annual Income per Unit by the Public Offering Price per Unit. The Estimated Net Annual Income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of Securities while the Public Offering Price will vary with changes in the offering price of the underlying Securities; therefore, there is no assurance that the present Estimated Current Return indicated above will be realized in the future. The Estimated Long-Term Return is calculated on a pre-tax basis using a formula which takes into consideration, and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Securities in the Trust and takes into account the expenses and sales charge associated with each Unit. Since the market values and estimated retirements of the Securities and the expenses of the Trust will change, there is no assurance that the present Estimated Long-Term Return as indicated above will be realized in the future. The after-tax Estimated Long Term Return will be lower to the extent of any taxation on the disposition of Securities. The Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of the Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculations include only Net Annual Interest Income and Public Offering Price as of the above indicated calculation date of the Summary of Essential Information.
                                      A-1

                            NATIONAL MUNICIPAL TRUST
                                First Put Series
--------------------------------------------------------------------------------

Evaluation Time..........................   3:30 P.M., New York Time
Record Dates.............................   The tenth day of each month (monthly distribution option); the tenth day of January, April, July and October (quarterly option);
                                              tenth day of January and July (semi-annual option).
Distribution Dates.......................   The twenty-fifth day of each month to holders of record as of the immediately preceding Record Date; (monthly distribution
                                              option); the twenty-fifth day of January, April, July and
                                              October (quarterly option); the twenty-fifth day of January and
                                              July (semi-annual option).
Date of Trust Agreement..................   February 16, 1984
Date of Deposit..........................   February 16, 1984
Mandatory Termination Date...............   December 31, 2019
Minimum Value of Trust...................   Trust Agreement may be terminated if the value of the Trust is less than $2,000,000 and must be terminated if the value of the
                                              Trust is less than $1,000,000
Sponsor's Annual Portfolio Supervision
  Fee....................................   Maximum $.25 per $1,000 face amount of underlying bonds
Trustee's Annual Fee.....................   $.93 per $1,000 principal amount of bonds for that portion of the
                                            Trust under the monthly distribution plan and $0.65 and $0.45 per annum per $1,000 principal amount of underlying Bonds, for those portions of the Trust under the quarterly and semi-annual distribution plans, respectively.
Evaluator's Fee..........................   $12.00 per day
Number of Issues.........................   3
Number of Issuers........................   3
Number of States.........................   New York
*Percentage of Housing Bonds.............   76.3%
*Percentage of Hospital Revenue Bonds....   23.7%

------------
    * The percentage indicated is the percentage of the aggregate bid price of Bonds in the Portfolio on September 19, 1996.

Objectives of the Trust

    The Trust is designed to provide interest income exempt from all the regular Federal income taxes while conserving capital through investment in a fixed portfolio of long-term, fixed-rate Bonds, and at the same time provide the investor with liquidity for the sale of Units at prices approximating the face value of the underlying Bonds. It is an objective of the Trust that, in view of the Seller's continuing collateralized Liquidity and Disposition Repurchase Commitments, which terminate upon sale of a Bond by the Trust, the value of the Bonds should not significantly decrease below their outstanding principal amounts, thereby minimizing the risk of capital depreciation while maintaining the potential for capital appreciation, in the event of a major decrease in interest rates,in comparison to other fixed-rate investments. There is no assurance that this objective can be met since it is subject to the continuing solvency of the Seller and sufficiency of Collateral provided by the Seller. Furthermore, absent a collateralized Repurchase Commitment, the market values of the underlying Bonds, and therefore the value of the Units, would fluctuate inversely with changes in prevailing interest rates and other factors.

Bonds--Repurchase Commitments

    The Bonds in the portfolio, which at the time of deposit generally bore interest rates lower than current coupon bonds, were purchased by the Sponsor, at prices equal to the Repurchase Price of the Bonds, with Collateral-backed Repurchase Commitments from the Seller attached to the Bonds. The Bonds with the Repurchase Commitments were evaluated and deposited at the face value of the Bonds. Since the Sponsor intends to buy back Units on the basis of the bid side and the Units may be redeemed at the bid side (which both should approximate the aggregate face amount of the underlying Bonds), Units will have liquidity resembling many shorter term instruments.

    The Trust acquired the Bonds from North Side Savings Bank, a New York State chartered mutual savings bank, which converted into a stock savings bank in April 1986, (the ``Seller'') which made the following Repurchase Commitments with respect to the Bonds acquired from it:

    (i) to repurchase, in an amount equal to the outstanding principal amount of the Bonds to be purchased plus accrued interest at any time on 14 calendar days' written notice by the Trust any Bond in the event it is necessary to sell any such Bond to meet redemptions of Units should such redemptions be made;

    (ii) to repurchase any such Bond at its scheduled disposition date under the Trust Indenture (the ``Disposition Date'') if the Trustee elects not to sell such Bond in the open market (because a price in excess of its face amount cannot be obtained) on such date;

    (iii) to repurchase on 14 calendar days' notice any such Bond if the issuer thereof should fail to make payments of principal (and premium, if any) which may be owing due to redemption prior to maturity or otherwise and interest thereon;

    (iv) to repurchase on 14 calendar days' notice any such Bond in an amount equal to the unpaid principal amount plus accrued interest in the event that the interest thereon should be deemed to be taxable; and

    (v) to repurchase immediately in an amount equal to the unpaid principal amount plus accrued interest all such Bonds if the Seller becomes or is deemed to be insolvent or fails to meet its collateral requirements in certain circumstances, in which case the Seller will be in default under the Collateral Agreement and the Collateral Agent, The Chase Manhattan Bank, will liquidate Collateral as described below. See ``The Trust--The Repurchase Commitments.''

    Investors should recognize that (1) they are subject to having all or part of their investment return in the form of principal distributions prior to the termination date of the Trust or, with respect to their pro rata share of any underlying Bond, the Disposition Date of such obligation, in the situations outlined in clauses (i) through (v) above and (2) should the Seller default in the performance of its obligation to repurchase any Bond, so that a liquidation of Collateral is required, it will take some time following such a default for the Collateral Agent to liquidate Collateral for the purposes of satisfying such repurchase obligation. In no event, however, will payment of redemption proceeds to Unit holders be later than seven days from the date of tender of Units for redemption.

    Any repurchase of a Bond by the Seller will be at a price based on the Bond's cost to the Trust plus interest accrued thereon to the date of repurchase (``Repurchase Price''). See ``The Trust--The Seller'' herein for further information in regard to the Seller.

Collateral

    The types of Eligible Collateral that may be pledged under the Collateral Agreement and held by the Collateral Agent that secures the Repurchase Commitments of the Seller and the required percentages of Market Value of such type of Collateral to the Repurchase Price of the Bonds in respect to such Collateral (``Collateral Requirement'') are set forth in ``The Trust--The Collateral.'' Eligible Collateral includes cash; direct obligations of the United States; mortgage-backed securities guaranteed by the Government National Mortgage Association (``GNMA'') or Federal Home Loan Mortgage Corporation (``FHLMC''); obligations of public nongovernmental corporations rated ``A'' by Standard & Poor's Corporation; and certain conventional, FHA insured, VA guaranteed and privately insured mortgages (if Standard & Poor's Corporation approves, which it has not yet done).

   Valuation and Maintenance of Collateral

    The Market Value of each Mortgage serving as Collateral is determined by using a discount rate determined on the basis of prevailing mortgage market rates. The Market Value of all other Collateral (other than cash) is determined by quotations provided by certain dealers. Collateral will be valued quarterly, monthly or weekly, at the election of the Seller, or more frequently whenever the Sponsor determines that market conditions require a more frequent valuation; in addition, Collateral will be valued prior to any substitution or release of any Collateral.

    Whenever the Collateral Agent notifies the Seller that the aggregate Pledge Value of its Collateral does not satisfy the aggregate applicable Collateral Requirements, the Seller is required to deposit additional Collateral within a maximum of 10 business days with an Aggregate Pledge Value (i.e. the aggregate principal amount of the underlying Bonds in the Trust) equal to the deficiency. Failure to do so requires the Collateral Agent to immediately calculate the Liquidation Value of the Seller's Collateral and (1) if the Liquidation Value of the Collateral is at least equal to the Aggregate Pledge Value Requirement, the Collateral Agent is required, unless otherwise directed by the Sponsor, to liquidate all or part of the Collateral as is necessary and shall acquire Short Term U.S. Government Securities or (2) if the Liquidation Value of the Collateral is less than the Aggregate Pledge Value, the Collateral Agent, unless otherwise directed by the Sponsor, is required to liquidate the Collateral. Collateral held by the Collateral Agent may be withdrawn or substituted at any time by the Seller provided that the remaining or substituted Eligible Collateral meets with applicable Collateral Requirements and the Seller is not in default.

Trust Portfolio

    The Portfolio (see ``The Trust--Portfolio'') consists of long-term, fixed-rate municipal revenue obligations, none of the issuers of which has the power to levy taxes. While these Bonds have maturities ranging from 1998 to 2019, provision is made that they will be sold by the Trustee on scheduled Disposition Dates beginning in 1997 and ending December 31, 2017. (See ``The Trust--Portfolio.'') Distributions to Unit holders of their pro rata share of the principal of Bonds will be made following the disposition of such Bonds.

Special Considerations

    All of the Bonds were purchased at face value by the predecessor sponsor from the Seller which originally acquired them in the ordinary course of its business and held them in its investment portfolio prior to the sale to the predecessor sponsor. The Bonds were deposited in the Trust and any subsequent repurchase by the Seller would be based on the outstanding principal amount of the Bonds. The Bonds at the time of deposit generally bore interest at rates that were substantially below the coupons of comparable long-term bonds being issued at that time and accordingly, to the extent that interest rates remain at the prevailing rates at the time of deposit, the Bonds in the portfolio may be less attractive than such comparable long-term bonds since such long-term bonds would be valued at or above face value while paying higher interest.

    There can be no assurance that the prices that can be obtained for the Bonds at any time in the open market will exceed the unpaid principal amount of the Bonds. Additionally, there is no assurance that the Units will benefit from favorable market fluctuations to the same degree as would units of a unit investment trust composed of otherwise comparable debt obligations for which an established secondary market exists. Certain of the Bond issues in the Portfolio were issued under bond resolutions or trust indentures that do not provide for the issuance of bonds in small denominations. The predecessor sponsor believed that such Bonds would be marketable to institutions or through a participation trust arrangement, if necessary. The predecessor sponsor also believed that all the Bonds in the Portfolio would be readily marketable (at their Repurchase Price if the Repurchase Commitments were utilized or at the market value which might entail a substantial discount of the Bonds alone if such commitments were not utilized) should it be necessary for the

Trustee to sell Bonds to meet redemptions (see ``The Trust--Liquidity of Bonds.'') While the Sponsor has not verified the predecessor sponsor's beliefs it has no reason to believe that such beliefs were not accurate in all material respects.

    In the event that the Seller does not honor its Repurchase Commitments, the Collateral Agent's ability to liquidate the Collateral may be impaired due to the illiquidity of certain types of Collateral, e.g., certain mortgages, or by insolvency proceedings. See ``The Trust--The Seller.'' It should be noted that the Collateral Agent's liability to the Unit holders is limited. See ``The Trust--The Collateral.''

    In addition, the Trust is considered to be ``concentrated'' in obligations backed by collateralized Repurchase Commitments of the Seller (100% of the aggregate principal amount), housing bonds and in obligations of issuers located in New York.

    It should be noted that Unit holders who decide to participate in the Reinvestment Program will be reinvesting in Trusts made up of municipal obligations without collateral backed Repurchase Commitments.

THE TRUST

    National Municipal Trust, First Put Series (14 Day Repurchase--Collateral Backed) (the ``Trust''), the first of a series of similar but separate trusts, was created under the laws of the State of New York by a Trust Indenture and Agreement (the ``Trust Agreement''), dated the Date of Deposit, among Thomson McKinnon Securities Inc., as sponsor (the ``predecessor sponsor''), United States Trust Company of New York, as Trustee, and Kenny Information Systems, Inc. as Evaluator. On the Date of Deposit, the predecessor sponsor, acting for the Underwriting Account, deposited with the Trustee $18,000,000 face value amount of municipal obligations including delivery statements relating to contracts for the purchase of bonds and funds (represented by cash, cash equivalents and/or an irrevocable letter of credit issued by a major commercial bank) for the purchase of certain of such obligations (the ``Bonds''). The Trustee thereafter delivered to the predecessor sponsor a registered certificate of 18,000 Units, representing the entire ownership of the Trust, which Units were sold in an initial public offering.

    Prudential Securities Incorporated, a wholly-owned, indirect subsidiary of The Prudential Insurance Company of America, is the Sponsor (the ``Sponsor'').

    The Bonds in the portfolio, which at the time of deposit generally bore interest rates lower than then current coupon bonds, were purchased by the predecessor sponsor, at prices equal to the Repurchase Price of the Bonds, with collateral-backed Repurchase Commitments from the Seller attached to the Bonds. The Bonds with the Repurchase Commitments were evaluated and deposited at the face value of the Bonds. Since the Sponsor intends to buy back Units on the basis of the bid side and the Units may be redeemed at the bid side (which both should approximate the aggregate face amount of the underlying Bonds), Units will have liquidity (and current return) resembling many shorter term instruments.

Portfolio

    The objectives of the Trust are tax-exempt income and preservation of capital through investment in a fixed portfolio of liquid, long-term (10 years or more according to the predecessor sponsor), fixed rate municipal bonds, with fixed maturities and Disposition Dates (the dates on which a Bond must be sold either on the open market or to the Seller pursuant to the Seller's Repurchase Commitment--see ``The Trust--The Repurchase Commitments''), the interest on which Bonds, in the opinion of bond counsel, is, with certain exceptions depending on the Unit holder, exempt from all Federal income taxes. There is, of course, no guarantee that the Trust's objectives will be achieved because they are subject to the continuing ability of the issuers of the Bonds to meet their interest and principal payment requirements, maintenance of the Collateral and other factors. In view of the Trust's objectives, the following factors, among others, were considered in selecting the Bonds: (1) all the Bonds are obligations of authorities in the State of New York or Commonwealth of Puerto Rico, so that the interest on them will, in the opinion of bond counsel to the issuing governmental authorities at the time of issuance, be exempt from Federal income tax under existing law at the time of issuance (with certain exceptions depending on the Unit holder), (2) the terms and conditions of the Repurchase Commitments of the Seller with respect to the Bonds and (3) the quality and sufficiency of the Collateral securing such Repurchase Commitments. Subsequent to the Date of Deposit, a rated Bond may cease to be rated or its rating may be reduced. Neither event requires an elimination of such Bond from the Portfolio but may be considered in the Sponsor's determination to direct the Trustee to dispose of the Bond (see ``Sponsor--Responsibility'').

    An investment in Units of the Trust should be made with an understanding of the risks that an investment in fixed rate long-term debt obligations may entail. Periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have frequently resulted in wide fluctuations in interest rates and thus in the value of fixed rate long-term debt obligations generally. The Sponsor cannot predict whether such fluctuations will continue in the future. The Seller has committed to repurchase at any time on 14 calendar days' notice any Bonds acquired by the Trust from it at the Bond's Repurchase Price if it is necessary to sell any such Bond to meet redemption of Units, and, upon certain scheduled Disposition Dates, and under certain other circumstances (see ``The Trust--The Repurchase Commitments'') any such Bond tendered to it by the Trustee at the unpaid face amount thereof plus accrued interest, which Repurchase Commitments of the Seller are collateralized. (See ``The Collateral.'') Consequently, the predecessor sponsor believed that the value of the Bonds should not significantly decrease below their unpaid face amount, thereby minimizing the risk of capital depreciation on Trust Units while maintaining the potential for capital appreciation if there should be a major decrease in market interest rates, in comparison to other fixed-rate investments of comparable maturities and credit risk. While the Sponsor has not verified the predecessor sponsor's beliefs, it has no reason to believe that such beliefs are not accurate in all material respects.

    Because certain of the Bonds may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and the proceeds from such events will be distributed to Unit holders and will not be reinvested, no assurance can be given that the Trust will retain for any length of time its present size and composition. In general, interest accrues to the benefit of Unit holders commencing with the date of settlement for purchase of the Units. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any Bond.

    The Trust contains obligations of state housing authorities which have been issued in connection with a variety of multi-family housing projects. Since housing authority obligations, which are not general obligations of a particular state, are generally supported to a large extent by Federal housing subsidy programs, the failure by a state housing authority to meet the qualifications required for coverage under the Federal programs, or any legal or administrative determination that the coverage of these Federal programs is not available to a state housing authority, could result in a decrease or elimination of subsidies available for payment of amounts due on the housing authority's obligations. Economic developments including failure or inability to increase rentals, rates of default on the underlying mortgage loans, fluctuations in interest rates and increasing construction and operating costs may also have an adverse impact on revenues of housing authorities. In the case of some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations.

    In general, single-family housing mortgage-backed bonds and certain multi-family housing mortgage-backed bonds are prepaid over the life of the underlying mortgage or mortgage pool, and therefore, the average life of mortgage-backed bonds cannot necessarily be determined, but will ordinarily be less than their maturities. In addition, in the case of single-family housing bonds and certain other mortgage-backed bonds, if proceeds from the sale of the bonds are not allocated within a stated period (which may be within a year of the date of issue), or if mortgage loans made from the bond proceeds are prepaid, upon receipt of mortgage prepayments the bond issues may be called at par. Prepayments are more likely to occur as interest rates decline. To the extent that these obligations were valued at a premium at the time a Unit holder purchased Units any prepayment at par would result in a loss of capital to the Unit holder and, in any event, reduce the amount of income that would otherwise have been paid to the Unit holder. When prevailing interest rates rise, the value of a housing bond may decrease as do other debt securities, but when prevailing interest rates decline, the value of mortgage-backed securities is not likely to rise on a comparable basis with other debt securities because of the prepayment feature.

    The tax exemption for certain housing authority bonds depends on qualification under Section 103A of the Internal Revenue Code of 1954, as amended (the ``1954 Code'') or Section 143(a) of the Internal Revenue Code of 1986, as amended (the ``Code'') in the case of the single-family mortgage bonds or under Section 103(b)(4)(A) of the 1954 Code or Section 142 of the Code and appropriate Treasury Regulations. These sections of the Code or other provisions of Federal law contain certain ongoing requirements, including requirements relating to the cost and location of the residences financed with the proceeds of the single-family mortgage bonds and the income levels of tenants of the rental projects financed with the proceeds of the multi-family housing bonds. While the issuers of the bonds, and other parties, including the originators and servicers of the single-family mortgages and the owners of the rental projects financed with the multi-family housing bonds, covenant to meet these ongoing requirements and generally agree to institute procedures designed to ensure that these requirements are met, there can be no assurance that these ongoing requirements will be
                                      A-6
met. The failure to meet these requirements could cause the interest on the bonds to become taxable, possibly retroactively from the date of issuance, thereby reducing the value of the bonds, subjecting the Unit holders to unanticipated tax liabilities and possibly requiring the Seller to repurchase the Bonds pursuant to its Repurchase Commitment. Furthermore, any failure to meet these ongoing requirements might not constitute an event of default under the applicable mortgage or permit the holder to accelerate payment of the bonds or require the issuer to redeem the bonds. In any event, where the mortgage is insured by the Federal Housing Administration (``FHA''), the consent of the FHA may be required before insurance proceeds would become payable to redeem the mortgage bonds.

    The Trust contains a Security in the hospital facilities category that is payable from revenues derived from hospitals and health care facilities which, generally, were constructed or are being constructed from the proceeds of such Security. The continuing availability of sufficient revenues is dependent upon several factors affecting all such facilities generally, including, among other factors, the ability of the facilities to provide the services required by patients, changes in Medicare and Medicaid reimbursement regulations, the success of efforts by the states and the Federal government to limit the cost of health care, changes in contracts between health care institutions and public or private insurers, the timely completion of the construction of projects and achieving and maintaining projected rates of utilization. Additionally, a major portion of hospital revenues typically is derived from Federal or state programs such as Medicare and Medicaid and from Blue Cross and other insurers. The future solvency of the Medicare trust fund is periodically subject to question. Changes in the compensation and reimbursement formulas of these governmental programs or in the rates of insurers may reduce revenues available for the payment of principal of, or interest on, hospital revenue bonds. Governmental legislation or regulations and other factors, such as the inability to obtain sufficient malpractice insurance, may also adversely impact upon the revenues or costs of hospitals and may also adversely affect the ratings of hospital revenue bonds held in the Trust. Future actions by the Federal government with respect to Medicare and by the Federal and State governments with respect to Medicaid, reducing the total amount of funds available for either or both of these programs or changing the reimbursement regulations, or their interpretations, could adversely affect the amount of reimbursement available to hospital facilities. A number of additional legislative proposals concerning health care are typically under review by the United States Congress at any given time. These proposals span a wide range of topics, including cost control, national health insurance, incentives for competition in the provision of health care services, tax incentives and penalties related to health care insurance premiums and promotion of prepaid health care plans. The Sponsor is unable to predict the effect of these proposals, if enacted, on any of the Securities in the Portfolio of the Trust.

    There can be no assurance that additional Federal legislation will not be introduced or that existing legislation will not be further amended, revised or enacted hereafter which could cause interest on the Bonds to be subject to Federal income taxation. If the interest on any Bond should ultimately be deemed to be taxable, the Repurchase Commitment of the Seller backing such Bond would be called upon for payment of principal of, premium, if any, and accrued interest (which would be taxable) thereon in whole or in part for the benefit of the Trust. If the Seller were unable to meet in whole or in part its obligations under such Repurchase Commitment, the Trustee would be obligated to sell the Bonds and, since they would be sold as taxable securities, it is expected that the Bonds would have to be sold at a substantial discount from current market value. Moreover, it is possible that the interest on such a Bond could be determined to be taxable retroactive to its date of issuance, in which event Unit holders would be required to pay income tax on the interest received by them on the Bond prior to the determination of taxability.

The Seller

    The Bonds were acquired from North Side Savings Bank (the ``Seller''), a New York State chartered stock savings bank having its deposits insured by the Federal Deposit Insurance Corporation (the ``FDIC'').

    The Bank entered into an Agreement and Plan of Merger dated as of July 15, 1996 (the ``Merger Agreement''), with North Fork Bancorporation, Inc., a Delaware corporation (``North Fork''), pursuant to which North Side will be merged with and into a wholly-owned subsidiary of North Fork (the ``Merger'').

    Consummation of the Merger is subject to certain conditions, including, but not limited to, approval of the Merger Agreement by the stockholders of North Side, approval by the stockholders of North Fork of the issuance of shares of North Fork Common Stock to the stockholders of North Side pursuant to the Merger Agreement and the receipt of all required regulatory approvals, and is expected to close in January 1997.

    The Sponsor cannot predict what impact the merger will have on the Bank's ability to maintain Collateral or to its ability to purchase Securities pursuant to the Repurchase Commitment.
                                      A-7

    Historically, savings banks primarily financed residential and commercial real estate by making fixed-rate mortgage loans and funded those loans from various types of deposits. Savings banks were restricted as to types of accounts that could be offered and rates that could be paid on those accounts. During periods of high interest rates, large amounts of deposits were withdrawn as depositors invested in Treasury bills and notes and in money market funds that provided liquidity and high yields not subject to regulation. As a result, the cost of savings banks' funds generally exceeded income from mortgage loan portfolios and other investments, and their financial position was adversely affected. State laws and regulations eliminating interest rate ceilings and restrictions on types of accounts that may be offered by savings banks are designed to permit savings banks to compete for deposits on the basis of current market rates and to improve their financial position. The Trust, however, has been structured so that, whether or not the financial positions of the Seller improve in response to such laws or otherwise, Unit holders rely solely on the Collateral for the performance of the Repurchase Commitments and not on the financial position of the Seller. The predecessor sponsor provided the collateralization provisions to afford Unit holders security which, in the opinion of the predecessor sponsor, was reasonably adequate to support the Repurchase Commitments without regard to the ability of the Seller to meet such commitments. While the Sponsor has not verified the predecessor sponsor's opinion, it has no reason to believe that such beliefs were not justified.

    Investors should recognize that they are subject to having all or part of the principal amount of their investment returned prior to the termination date of the Trust or, with respect to their pro rata share of any underlying Bond, the Disposition Date of such obligation, in any of the situations outlined in clauses (i) through (v) on page A-3 hereof. Should the Seller become or be deemed insolvent, the Collateral Agent may liquidate the Collateral, in which event the proceeds thereof will be used to repurchase the Bonds from the Trust which will distribute such proceeds to the Unit holders unless a Receiver for the Seller has been appointed and delivers to the Collateral Agent the required documents affirming the Seller's binding obligations under the Collateral Agreement and any Related Agreement.

    The predecessor sponsor agreed with the Seller that the predecessor sponsor's sole recourse in connection with any default, including insolvency, by the Seller would be to exercise available remedies with respect to the Collateral provided by such Seller on deposit with the Trustee; should such Collateral be insufficient therefor, the predecessor sponsor would be unable to pursue any default judgment against the Seller.

    The ability of the Trust to exercise its rights as to the Collateral in the event a Seller defaults in its obligations to the Trust due to the insolvency of such Seller depends upon the validity of the security interest of the Trust under state law in the Collateral of the insolvent Seller, and the recognition of such security interest by any conservator or receiver who is appointed to manage the assets of such Seller (see discussion below).

    The Seller, unlike most entities, is not covered by the United States bankruptcy law in the event the Seller becomes insolvent. If a savings bank chartered by the State of New York becomes insolvent, the New York Superintendent of Banks may appoint as receiver the Federal Deposit Insurance Corporation (``FDIC'') if such bank's assets are insured by the FDIC, as is the case with the Seller. Upon appointment, the FDIC will assume those powers granted by New York State law to a receiver of a New York State bank. If a New York savings bank goes into receivership, the statutory law of New York provides that a secured creditor in possession of the collateral is entitled to retain that collateral in either partial or full satisfaction of its claim. Accordingly, if a Seller should become insolvent, the ability of the Trustee to exercise its rights under the Seller's repurchase commitments or the respective Collateral Agreement should not be significantly impaired. However, no assurances can be given that a court would not grant a stay that could significantly delay payments under such repurchase commitments or Collateral Agreement. Neither the Sponsor nor the Sellers can predict the effect on the Trust, or the value of the Units in the Trust, if such a stay were imposed.

    A policy statement by the staff of the FDIC concerning the treatment of collateralized put options after appointment of the FDIC as conservator or receiver indicates that the FDIC Policy on collateralized put options originally issued by insured depository institutions prior to FIRREA is that the FDIC in its capacity as conservator or receiver may accelerate the collateralized put option, in which event payment is to be made, to the extent of available collateral, up to an amount equal to the outstanding principal amount or accreted value of the secured obligations, together with interest at the contract rate up to (and including if so provided in the contract), the date of payment, plus expenses of liquidation, if so provided in the contract. If the holder of the options for any reason fails to accept the amount tendered, the FDIC will deem the options contract and the related collateral arrangement terminated. If the FDIC does not accelerate the contract, the terms of the contract will be enforceable during the pendency of conservatorship or receivership.
                                      A-8

    The Seller has agreed to provide without charge to each person to whom this prospectus is delivered, on the written request of such person, a copy of its financial statement most recently prepared for delivery to depositors in accordance with the banking laws of the State of New York, and the regulations prescribed by the New York Superintendent of Banks thereunder or such other applicable laws, rules and regulations. Written requests should be directed to the Trustee, The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004, Attention: Unit Trust Department.

The Repurchase Commitments

    The Seller has made the following commitments with respect to Bonds acquired by the Trust from it:

    (i) to repurchase at any time on 14 calendar days' written notice any such Bond if it is necessary to sell any such Bond to meet redemptions of Units (a ``Liquidity Repurchase'') should such redemptions be made despite the market-making activity of the Sponsor, (ii) to repurchase any such Bond at its scheduled Disposition Date (Disposition Dates for all Bonds begin in 1997 and end in 2017) if the Trustee elects not to sell the Bond in the open market (because a price in excess of its face amount cannot be obtained) on such date (a ``Disposition Repurchase''), (iii) to repurchase at any time on 14 calendar days' notice any such Bond (a ``Default Repurchase'') if the issuer thereof should fail to make timely payments of principal (and premium, if any, that may be owing due to redemption prior to maturity or otherwise) thereof and interest thereon, (iv) to repurchase at any time on 14 calendar days' notice any such Bond in the event that interest thereon should be deemed to be taxable (a ``Tax Repurchase''), and (v) to repurchase immediately all such Bonds if the Seller becomes or is deemed to be insolvent or fails to meet its collateral requirements in certain circumstances, in which case the Seller will be in default under the Collateral Agreement and the Collateral Agent will liquidate the Collateral. Any repurchase of a Bond as described in this paragraph is at a price equal to the Bond's Cost to the Trust plus interest accrued to the date of repurchase, the Repurchase Price. (The Liquidity Repurchase, Disposition Repurchase, Default Repurchase and Tax Repurchase Commitments are sometimes collectively referred to herein as the ``Repurchase Commitments'').

    If the Seller fails to meet its Repurchase Commitments, recourse may be had only to the Collateral provided by the Seller.

    The Liquidity Repurchase and Disposition Repurchase Commitments of the Seller will terminate with respect to the related Bond upon disposition of such Bond by the Trust. The Default Repurchase and Tax Repurchase Commitment will not so terminate but will be transferable, together with an interest in the Collateral securing such commitments, upon the transfer of the related Bond. In connection with the Seller's Repurchase Commitments, the predecessor sponsor relied, without independent investigation, as to the authority and validity thereof and as to the validity, perfection and priority of security interests in the Collateral, upon the opinion of special counsel for the Seller. While the Sponsor has not verified the predecessor sponsor's reliance on special counsel it has no reason to believe that such reliance was not justified in all material respects.

Liquidity of Bonds

    Liquidity of the Trust is augmented by the Seller's collateralized Liquidity Repurchase commitments if it is necessary to sell any Bond to meet redemptions of Units (should such redemptions be made despite the market-making activity of the Sponsor). If, upon any of the scheduled Disposition Dates for the Bonds (ranging from 1997 to 2017), the Trustee elects not to sell Bonds scheduled for disposition on such date in the open market (because, among other things, a price in excess of their face amount cannot be obtained), the Seller is obligated to repurchase such Bonds pursuant to their respective collateralized Disposition Repurchase Commitments. There can be no assurance that the prices that can be obtained for the Bonds at any time in the open market will exceed the unpaid principal amount of the Bonds. In addition, the Evaluator has valued the Bonds at their unpaid principal amount due in large part to the existence of the Seller's Liquidity Repurchase Commitments, which are non-transferable. However, once notice has been given to the Seller with respect to any Bonds, the Seller will be obligated to make payment to the owner thereof on the Bond even if it is in the hands of someone other than the Trust subsequent to the date of the notice. Because such Repurchase Commitments may be called upon at any time during the life of the Trust, the Bonds while held in the Trust are comparable to short-term demand instruments and carried a yield on the Date of Deposit comparable to such instruments issued by obligors of similar credit standing. However, because the Liquidity Repurchase Commitments are non-transferable and terminate upon sale of a Bond by the Trust, Bonds if sold from the Trust to other parties will be valued in relation to comparable long-term debt obligations. (As of the Date of Deposit, such Bonds without the Repurchase Commitments would be valued in the open market at a discount from their face amount since rates on long-term debt obligations on such date were generally higher than the rates borne by the bonds in the portfolio. This will vary with changes in interest rates and,
                                      A-9
as the remaining life of the Bonds shortens, the discount, absent changes in interest rates and the relationship between rates for debt obligations of differing maturities, should decrease.)

    The Bonds in the Trust are not subject to the registration provisions of the Federal securities laws and can be, therefore, sold free of the registration requirements of such laws. However, if the Seller should become unable to honor its Repurchase Commitments, and the Trustee is consequently forced to sell the Bonds in the open market, there is no assurance that the price realized on such a sale of the Bonds would not be adversely affected by the absence of an established secondary market for certain of the Bonds. Additionally, there can be no assurance that the Units will benefit from favorable market fluctuations to the same degree as would units of a unit investment trust composed of otherwise comparable debt obligations for which an established secondary market exists.

The Collateral

    The following is only a summary of the detailed information appearing elsewhere in this Prospectus and to the terms and provisions of the Collateral Agreement filed as an Exhibit to the Registration Statement filed prior to the initial offering of Units.

    The types of Eligible Collateral that may be pledged under the Collateral Agreement that secures the Repurchase Commitments of the Seller and the required percentages of Market Value of each such type of Collateral to the Repurchase Price of Bonds in respect to such Collateral (``Collateral Requirement'') are as follows on either a weekly, monthly or quarterly regular valuation basis (at the election of the Seller):

                                                                   Quarterly           Monthly         Weekly
                      Types of Collateral                          Valuation          Valuation       Valuation
---------------------------------------------------------------   -----------         ---------    ---------------
Cash...........................................................       105%               105%            105%
Direct Obligations of the United States with a maturity of:
     1 year or less............................................       117                115             113
     5 years or less...........................................       145                135             133
     10 years or less..........................................       155                145             140
     15 years or less..........................................       160                150             145
     30 years or less..........................................       170                160             155
Conventional, FHA insured, VA guaranteed and privately insured mortgages that have the characteristics described under the
  Collateral Agreement--Eligible Collateral (``Mortgages'')....       180                170       Not Applicable
Mortgage-backed securities issued by private parties and
  guaranteed as to full and timely payment of interest and
  principal by the Government National Mortgage Association
  (``GNMA''), which guarantee is an obligation of the United
  States (``GNMA Pass Throughs'')..............................       160                150             145
Mortgage-backed securities issued by the Federal Home Loan
  Mortgage Corporation (``FHLMC'') and guaranteed as to full and timely payment of interest and full collection of
  principal by FHLMC, which guarantee is not an obligation of
  the United States (``FHLMCPCs'').............................       170                160             155
Obligations of public nongovernmental corporations rated at
  least A by Standard & Poor's Corporation (or such other
  acceptable rating agency at the time rating the Trust)
  (``Corporate Bonds'')........................................       190                165             155

(The foregoing valuation figures are based upon a period of 10 business days in the case of quarterly and monthly valuations, and 5 business days in the case of weekly valuations, in which any failure to meet a given collateral requirement may be cured.) ``Eligible Collateral'' may also consist of mortgages and other securities of such other types and with such Collateral Requirements as the Sponsor may specify from time to time to the Trustee, provided that Standard & Poor's Corporation (or such other acceptable rating agency) shall have confirmed that the pledging of such types of mortgages or other securities as part of the Collateral in accordance with the Sponsor's designation would not result in the reduction of its rating then assigned to the Units. (Standard & Poor's Corporation has not yet approved mortgages as Eligible Collateral.) Standard & Poor's Corporation (or such other acceptable rating agency if Standard & Poor's Corporation is no longer rating the Bonds) has no obligation to review or approve any proposed additions to the types of ``Eligible Collateral'' and may, at any time, change or withdraw any rating on the Units. Such additions to types of ``Eligible Collateral'' are permitted without the consent of holders of the Units (see ``The Collateral'').

    The Repurchase Commitments of the Seller are secured by a security interest in the various types of Eligible Collateral described below.

    Mortgages--In order to be eligible as Collateral as a Mortgage a conventional mortgage must be insured by FHA or guaranteed by VA or if neither so insured nor so guaranteed (a ``Conventional Mortgage''): (i) secure a loan with a loan-to-value ratio not in excess of 80% (i.e. the original principal amount of a loan divided by the lesser of the purchase price or appraised value (as appraised at the time of origination or, if more recently appraised, at the time of such appraisal) and a principal amount not in excess of the FHLMC/FNMA limit); (ii) be secured by a first lien (subject only to current taxes and other exceptions generally acceptable to mortgage lenders) on a single-family (one unit) detached structure, that at the time of origination was owner-occupied and designed and intended for use as a primary residence; (iii) not have had any payment of principal or interest or escrow payment in arrears for 60 or more days at any time during the twelve months preceding its Pledge Date and, as of its Pledge Date, have no payments more than 30 days due and unpaid; (iv) provide for level monthly payments of principal and interest for an original term to maturity not in excess of 30 years; (v) bear interest at a fixed annual rate and
(vi) if originated subsequent to January 1, 1977, be written on then-applicable FHLMC/FNMA documentation. A Mortgage may be insured by the Federal Housing Administration or guaranteed by the Veterans Administration; however, the Collateral Agreement does not require that any Mortgage be so insured or guaranteed. Conventional Mortgages must not have had an original principal amount in excess of applicable FHLMC/FNMA limitations. Not more than 35% of the unpaid principal amount of Conventional Mortgages pledged by a Seller may include Conventional Mortgages that fall within one of the three following categories of exceptions to the general eligibility requirements for Conventional Mortgages. The aggregate unpaid principal amount of Conventional Mortgages included in any one category of exceptions (which each Conventional Mortgage shall, meet as well as all other requirements set forth above) may not exceed the Category Percentage (see below) of the unpaid principal amount of all Mortgages pledged by such Seller, except that each such Conventional Mortgage shall meet all other requirements set forth above.

                                                                                                Category
                                   Category of Mortgages                                       Percentage
--------------------------------------------------------------------------------------------   ----------
Mortgages secured by units in low-rise condominiums.........................................       10%
Mortgages having, as of the date of origination, loan-to-value ratios in excess of 80% but
  not in excess of 90% with private mortgage insurance of at least 25% of the mortgage*.....       25%
Mortgages having an original principal amount in excess of the FHLMC or FNMA limit as
  applicable by between $25,000 and $50,000 depending on the geographic area................       25%

---------------
    * Provided that if through seasoning the mortgage has been amortized to a ratio of less than 80% as evidenced by a new appraisal or bona fide sale, such private insurance will no longer be necessary.

    FHA Insurance--The regulations governing the FHA single family programs under which a Mortgage may be insured provide that a mortgage will be considered to be in default if the mortgagor fails to make any payment or perform any other obligation under the mortgage, and such failure continues for a period of thirty days. Insurance benefits are payable to the mortgagee either upon foreclosure or other acquisition of the property (which, in either case, may be subject to certain delays, see ``Delays in Foreclosure,'' below) and conveyance of mortgaged premises to the United States Department of Housing and Urban Development (``HUD'') or upon assignment of the defaulted Mortgage to HUD. Assignments are permitted only with prior HUD approval. In the event of a default on an FHA insured single family mortgage, the mortgagee must determine whether or not the default is caused by circumstances beyond the mortgagor's control that temporarily render the mortgagor financially unable to cure the delinquency within a reasonable time or to make full mortgage payments. If the determination is made that the default is caused by such circumstances, the mortgagee generally is not permitted to initiate foreclosure proceedings unless and until it has requested HUD to accept assignment, and HUD has rejected such request. FHA insurance claims are paid in an amount equal to 100% of the outstanding principal balance of the mortgage plus interest and certain additional costs and expenses less other amounts received on account of the mortgage or real property securing the mortgage (e.g., rents less reasonable expenses). When entitlement to insurance benefits results from foreclosure (or other acquisition of the property) and conveyance, the insurance payment is computed as of the date of institution of foreclosure (or the date of other acquisition of the property). When entitlement to insurance benefits results from assignment of the mortgage to HUD, the benefits include full compensation for mortgage interest accrued and unpaid to the assignment date. In both instances, the insurance payment itself bears interest from the date of default, or where applicable, the date of assignment, at the HUD debenture rate in effect on the date the commitment to insure was issued or the endorsement date, whichever is higher, which may be less than the mortgage rate.

    Payment for an insurance claim may include reimbursement to the mortgagee for tax, insurance, and similar payments made by it, as well as deductions for amounts received or retained by it after default. Under most FHA insurance programs for single family residences the Federal Housing Commissioner has the option of paying insurance claims in cash or in debentures. The HUD debenture rate may be less than the interest rate on a Mortgage, and any such debentures would mature 20 years after the date of issue, pay interest semi-annually and may be redeemable at par at the option of HUD with the approval of the Secretary of the Treasury. Current FHA policy, which is subject to change at any time, is to pay insurance claims in cash.

    VA Guarantee--Claims for the payment of a VA guarantee may be submitted when any default of the mortgagor continues for a period of three months. A guarantee may be paid without the mortgagee instituting foreclosure proceedings or otherwise acquiring title. A mortgagee intending to institute foreclosure proceedings cannot do so until 30 days after notifying the Administrator of Veterans Affairs of its intention by registered mail. The maximum amount of guarantee that may be paid is limited to the lesser of (1) sixty percent (60%) of the original principal balance of the mortgage loan or (2) $27,500 for mortgage loans made on or after October 7, 1980. The liability on the guarantee is reduced or increased pro rata with any reduction or increase in the amount of the indebtedness. Notwithstanding the dollar and percentage limitations of the guarantee, a mortgagee will ordinarily suffer a monetary loss only when the difference between the unsatisfied indebtedness and the proceeds of any foreclosure sale of a mortgaged premises is greater than the original guarantee as adjusted. The VA may, at its option and without regard to the guarantee, make full payment to a mortgagee of unsatisfied indebtedness on a mortgage upon the mortgagee's obtaining title and assigning it to the VA.

    Private Mortgage Insurance--Private mortgage insurance policies currently being issued by private mortgage insurers approved by the FHLMC contain provisions substantially as follows: (a) the private mortgage insurance must pay a claim, including unpaid principal, accrued interest and certain expenses, within 60 days of presentment of the claim by the insured; (b) in order for the insured to present a claim, the insured must have acquired, and tendered to the insurer, title to the property, free and clear of all liens and encumbrances including any right of redemption by the mortgagor; (c) when a claim is presented, the insurer will have the option of paying the claim in full and taking title to the property and arranging for its sale or of paying the insured some percentage of the claim (the insured percentages vary but are customarily 20-25% of the claim) and allowing the insured to retain title to the property; and (d) claims may also be settled by the insurer at the option of the insured for actual losses where such losses are less than the insured percentage of the claim.

    Delays in Foreclosure--Mortgages insured by the FHA or guaranteed by the VA are subject to current federal regulations which provide that a mortgagee may not initiate foreclosure proceedings on an FHA insured or VA guaranteed loan unless at least three full monthly installments are due and unpaid. An administrative appeal prior to foreclosure is available to a mortgagor, and, if the mortgagor utilizes this procedure, the foreclosure may be delayed an additional three months. No delay in the foreclosure action is required if the property is encumbered by an FHA/VA mortgage and is abandoned by the mortgagor.

    Mortgagors may seek protection under the United States Bankruptcy Code, which provides a debtor with an opportunity to adjust his debts without losing control of his assets. Under a plan confirmed under Chapter 13 of the Bankruptcy Code, the debtor's unsecured and secured debts may be modified, except that debt secured by a mortgage on real property used as the debtor's principal residence may not be modified unless the case is converted to a case under Chapter 7 (liquidation). Absent court ordered relief (which is only available under limited circumstances) the automatic stay under Section 362 of the Bankruptcy Code will apply to any case commenced under the Bankruptcy Code, and the mortgagee will be stayed from any action to satisfy its claim, including foreclosure on the real property. Both prior and subsequent to a demand for accelerated payment of principal, a bankruptcy court may impose repayment plans on any
                                      A-12
terms it considers appropriate over a period of up to five years. Federal and state legislation has been proposed to assist defaulting mortgagors. The legislation provides either for rendering financial assistance to such a mortgagor or limiting the ability of a mortgagee to institute foreclosure proceedings. If enacted, such legislation may preclude foreclosures that would otherwise have occurred.

    Demand for accelerated payment of principal is usually the initial step in foreclosure proceedings. A voluntary deed in lieu of foreclosure may be accepted in those jurisdictions where this practice is authorized. If a mortgagor pays all delinquent amounts, foreclosure proceedings may be terminated depending on local law. In some jurisdictions the mortgagor may be required to tender the full amount of the mortgage plus costs in order to terminate the foreclosure action. If the mortgagor thereafter becomes delinquent, a new demand for accelerated payment of principal must generally be made and new foreclosure proceedings commenced. The length of the foreclosure process varies significantly from state to state. Many state laws provide mortgagors with an equity of redemption following foreclosure, and the foreclosure typically is not final until the expiration of any such right, which may involve a period of at least one to two years in some states.

    Mortgage-Backed Securities--The market value of mortgage-backed securities (``the Securities''), is determined by a variety of factors operative at the time of purchase or sale, including: (i) the prevailing structure and the direction of trends in the yield curve, particularly for U.S. Treasury obligations, and the spread between the yields for U.S. Treasury obligations and the Securities; (ii) the level of and trends in housing construction activity and mortgage loan originations, which indirectly affect the amount of securitized mortgages in the market; (iii) the demand for and new originations of derivative mortgage-backed security products such as collateralized mortgage obligations; (iv) the demand for mortgage-backed securities for the investment portfolios of banking and thrift institutions, which could be adversely affected by changes in the treatment of the Securities in the capital-based risk and accounting guidelines adopted by Federal regulatory agencies to comply with provisions of the FIRREA; (v) market perception as to the risk of massive sales of mortgage-backed securities by savings and loan associations, which are insolvent, financially ailing or otherwise required to restructure their portfolios to reduce interest rate risk or shrink assets; and (vi) market reaction to the insolvency or liquidation of major servicers/lenders participating in the programs related to the Securities, and consequent financial losses experienced by GNMA. ``Eligible Collateral'' includes two types of mortgage-backed securities, GNMA Pass Throughs and FHLMCs. These securities constitute certificates issued with respect to pools of mortgages. The interest represented by certificates and the characteristics of the mortgages comprising a pool vary between GNMA and FHLMC. A pool may be comprised of mortgages that are concentrated by mortgage lending institutions or by geographical area or both. It is not expected that mortgages in a pool would necessarily meet the requirements for the mortgages, themselves, to constitute ``Eligible Collateral.'' Mortgages in a pool may be secured by 1-4 family housing (having a stated maturity of up to 30 years) or by multifamily projects and may be insured by the FHA, Farmers Home Administration (``FHA'') or guaranteed by the VA. Alternatively, such mortgages may be insured in part by private mortgage insurers or neither insured nor guaranteed (``conventional mortgages''). Mortgages may vary as to loan-to-value ratios, maximum unpaid principal amounts, maturity, required documentation, payments of interest in advance or arrears, owner-occupancy and primary residence requirements. While mortgages comprising a pool are generally ``whole loans'', in some instances, participations in mortgages may be included in a pool. At present, only fixed rate mortgages are included in a pool.

    GNMA--GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development (``HUD''), with its principal office at 451 Seventh Street, S.W., Washington, D.C. 20410. GNMA was created in 1968 through amendment of Title III of the National Housing Act. (Under the provisions of the Housing and Urban Development Act of 1968, the Federal National Mortgage Association (``FNMA''), originally established in 1938, was rechartered as a private corporation to provide secondary market support for the private residential mortgage market). GNMA was established to administer mortgage support programs which could not be carried out in the private market. The National Housing Act and other Federal legislation bearing on GNMA is subject to amendment by Congress in a fashion that could materially affect the scope of GNMA's activities and operations.

    GNMA is authorized by Section 306(g) of Title III of the National Housing Act, as amended, to guarantee the timely payment of principal of and interest on securities which are based on or backed by a trust or pool composed of mortgages insured by the FmHA under the National Housing Act, as amended, or the Farmers' Home Administration, under Title V of the Housing Act of 1949 or guaranteed by the VA under the Servicemen's Readjustment Act of 1944, as amended, or Chapter 37 of Title 38, United States Code. Section 306(g) provides further that ``the full faith and credit of the United States is pledged to the payment of all amounts which may be required to be paid under any guaranty under such subsection''. An opinion of an Assistant Attorney General of the United States, dated December 9, 1969, states that such guaranties under Section 306(g) ``constitute general obligations of the United States backed by its full faith and credit.'' GNMA is empowered to borrow from the United States Treasury to the extent necessary to make any payments of principal and interest required under such guaranties.

    GNMA Pass-Throughs--The GNMA Pass-Throughs will be the ``fully modified pass-through'' type, the terms of which provide for timely monthly payments by the issuers to the registered holders of their pro rata shares of the scheduled principal payments, whether or not collected by the issuers, on account of the mortgages backing such GNMA Pass-Throughs, plus any prepayments of principal of such mortgages received, and interest (net of the servicing and other charges described above) on the aggregate unpaid principal balance of such GNNA Pass-Throughs, whether or not interest on account of such mortgages has been collected by the issuers.

    The GNMA Pass-Throughs will be guaranteed as to timely payment of principal and interest by GNMA. All installments are applied first to interest and then in reduction of principal balance then outstanding. Interest is paid at the specified rate on the unpaid portion of the principal. The amount of principal due on the GNMA's Pass Throughs is in an amount equal to the scheduled principal amortization currently due on the pooled mortgages. However, payment of principal and interest is subject to adjustment by reason of any prepayments or other early or unscheduled recoveries of principal on the pooled mortgages. Funds received by the issuers on account of the mortgages backing the several issues of the GNMA Pass-Throughs are intended to be sufficient to make the required payments of principal of and interest on such GNMA Pass-Throughs, but, if such funds are insufficient for that purpose, the guaranty agreements between the issuers and GNMA require the issuers to make advances sufficient for such payments. If the issuers fail to make such payments, GNMA will do so.

    GNMA Pass-Throughs are based upon and backed by the aggregate indebtedness secured by the underlying FHA insured, FmHA insured, or VA guaranteed mortgages and, except to the extent of funds received by the issuers on account of such mortgages, the GNMA Pass-Throughs do not constitute a liability of or evidence any recourse against the issuers, but recourse thereon is solely against GNMA. Holders of GNMA Pass-Throughs have no security interest in or lien on the pooled mortgages. GNMA Pass-Throughs were developed as a means of attracting capital not customarily invested in mortgages. GNMA also provides special assistance for certain types of mortgages through subsidies in its purchase at par of below market interest rate mortgages.

    In a recent review of GNMA's Guarantees of Mortgage-Backed Securities (``GMBS'') account, the United States General Accounting Office (``GAO'') noted that the GMBS account has never used authority to borrow because its collections have always been sufficient to make any required payments. The GAO report recommended, however, that Congress consider setting a limit on the amount of debt GMBS can have with the Treasury Department. HUD officials have disagreed with the GAO recommendation, arguing that any limit on the amount GNMA can borrow would, in effect, qualify the government's guarantee of Ginnie Maes. However, the Treasury Department has concurred with the general recommendations contained in the full GAO report. The Sponsor is unable to predict whether legislation imposing limits on GNMA's borrowing authority will be enacted, or what effect, if any, such provisions would have on the market value of the Securities in the Portfolio.

    The FHLMC is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970 (The ``FHLMC Act''). Under FIRREA the previous three member board of directors of FHLMC was dissolved and a new, 18-member board was established. Of the 18 members, 13 are elected by the shareholders and five are appointed by the President of the United States. Prior to the adoption of FIRREA, the common stock of FHLMC was held by the Federal Home Loan Banks (the ``FHLBs''). Since the adoption of FIRREA, the common stock held by the FHLBs has been retired and the outstanding senior participating preferred stock of FHLMC has been converted into voting common stock.

    The principal activity of FHLMC currently consists of the purchase of first lien, conventional, residential mortgage loan or participation interests in such mortgage loans and resale of the mortgage loans so purchased in the form of mortgage securities. All mortgage loans purchased by FHLMC must meet certain standards set forth in the FHLMC Act. Mortgages retained by FHLMC are financed with debt and equity capital.

    FHLMC PCs--FHLMC PCs are certificates issued by FHLMC which represent undivided interests in identified pools of residential mortgage loans purchased by FHLMC. FHLMC guarantees the full and timely payment of interest (adjusted to the certificate rate) on the unpaid principal balance of mortgage loans in the pool as determined or estimated by FHLMC and the collection of principal without any offset or deduction. Payment of principal is subject to the delay due to federal and state laws (see ``Mortgages--Delays in Foreclosure,'' above). If a mortgagor does not pay all delinquent amounts within one year after demand for accelerated repayment of the indebtedness, payment is nevertheless made by FHLMC to certificate holders pursuant to its guarantee of full collection. The obligations of FHLMC under its guarantee are solely those of FHLMC and are not backed by the full faith and credit of the United States nor are they an obligation of any Federal Home Loan Bank.

    Short Term U.S. Governments--Direct obligations of the United States that mature within one year at the time of being pledged under the Collateral Agreement.

    U.S. Governments--Direct obligations of the United States that mature within 30 days at the time of being pledged under the Collateral Agreement.

    Corporate Bonds--Marketable direct obligations of public, nongovernmental corporations payable in U.S. dollars, bearing interest at a fixed rate and rated at least A by Standard & Poor's Corporation (or other acceptable rating agency).

    Valuation--The Market Value of each Mortgage equals the present value of an assumed cash flow using a discount rate equal to the average weighted yield established by, as applicable, FNMA or FHLMC for applicable mortgages in the earliest delivery category. The assumed cash flow is based on a 30 year, fixed-rate level monthly payment mortgage that is prepaid in whole in the twelfth year. The actual interest rate and unpaid principal amount of the particular Mortgage, but not the maturity, are used in calculating cash flow. If no weighted yield is so established by FNMA or FHLMC, the weighted yield shall be the average market price for a comparable mortgage established within such period by a mortgage banking firm selected by the Collateral Agent and reasonably acceptable to the Seller who pledged the particular Mortgage. The Market Value of all Collateral is the average bid price available on the Reporting Date from any two dealers that make a market in such Collateral and are members of the National Association of Securities Dealers.

    If the foregoing valuation procedures do not accurately reflect the market value of different types of Collateral subsequently included as ``Eligible Collateral'', the Sponsor will determine an appropriate valuation procedure that will not impair the rating then assigned to the Units by the rating services that rate the Units.

    Additions to Collateral--Whenever the Collateral Agent notifies the Seller that the aggregate Pledge Value (the Market Value of Collateral divided by the Collateral requirement for such Collateral) of its Collateral does not satisfy the aggregate applicable Collateral Requirements, the Seller is required to deposit with the Collateral Agent additional Collateral within a maximum of 10 business days with an aggregate Pledge Value equal to the deficiency. If the Seller fails to do so, the Collateral Agent immediately determines the Liquidation Value (the Market Value less reasonably anticipated expenses including those of the Collateral Agent and Divided by 105%) of the Seller's Collateral. If the Liquidation Value is less than the aggregate Pledge Value Requirement, the Collateral Agent immediately shall, unless the Sponsor directs otherwise, sell all of the Seller's Collateral at public or private sale. Proceeds of such sale and any cash belonging to the Seller then held by the Collateral Agent, after paying Permitted Expenses (fees and expenses owing to it in connection with such sale or otherwise under the Collateral Agreement), are used to repurchase Bonds from the Trustee originally sold by the Seller to the Trust. The purchase price for such Bonds is the unpaid principal amount thereof plus interest accrued to the date of purchase. Alternatively, if the Liquidation Value of Seller's Collateral at least equals the aggregate Pledge Value Requirement, the Collateral Agent shall immediately notify the Sponsor and Trustee and, unless otherwise directed by the Sponsor, sell at public or private sale so much of such Seller's Collateral as is necessary, after taking into account Permitted Expenses, to acquire Short Term U.S. Governments with proceeds of such sale so that the Collateral Agent will then hold a combination of cash, Short Term U.S. Governments and other Collateral that satisfies the aggregate Pledge Value Requirement.

    Although the predecessor sponsor believed that the Collateral Requirements were sufficient to provide a high degree of protection against capital depreciation and the Sponsor, while not verifying the predecessor sponsor's opinion, has no reason to believe that the predecessor's opinion was not valid in all material respects and Standard & Poor's Corporation has taken such requirements into account in assigning its rating to the Trust, investors should be aware that if Collateral liquidation is required and proves insufficient to satisfy redemptions or other required Trust distributions, if any, then the full principal amount of their investment could not be returned.

    Substitutions and Release--Collateral may be withdrawn or substituted at any time by the Seller provided that the remaining or substituted Eligible Collateral meets the applicable Collateral Requirement. All payments on Collateral will be made to and retained by the Seller unless an event of default has occurred and is then continuing.

    Servicing Collateral--Collateral of the Seller will be serviced by the Seller. The Seller covenants that it will exercise the same degree of care in servicing Collateral as prudent financial institutions exercise in servicing similar securities and
                                      A-15
instruments owned by them that have not been pledged. The Seller may contract with a third party servicer for the servicing of any Mortgage on behalf of the Seller, but such Seller shall remain primarily liable for the proper servicing of all Mortgages pledged by it.

    The Collateral Agent--The Collateral Agent or any successor may resign upon 30 days' written notice to the Seller and to the Trust. The Collateral Agent may be removed upon the direction of the Trust unless the Trust does not then hold a majority in principal amount of Bonds then outstanding. Such resignation shall become effective upon the appointment of a successor. The Collateral Agent shall not be liable among other things, for any action taken, suffered, or omitted by it in good faith (a) reasonably believed by it to be authorized or within the discretion or rights or powers conferred on it by the Collateral Agreement or
(b) in accordance with any direction or request of the Sponsor or the holders of 51% of the aggregate principal amount of Units then outstanding. The Collateral Agent shall not be deemed to have knowledge of any Default or Event of Default unless and until a Responsible Officer thereof shall have actual knowledge thereof or shall have received written notice thereof. In addition, the Collateral Agreement contains other provisions limiting the liability of the Collateral Agent.

    Modifications--The Collateral Agreement may be amended or compliance with any of its provisions may be waived by the Collateral Agent and Seller upon notice to all holders if such amendment or waiver is not materially adverse to the interest of such holders with the written consent of the holders of 51% in aggregate principal amount of the Units at the time outstanding (100% in case of waivers). Initially, the Trust would hold 100% of the Bonds affected by Repurchase Commitments; however, the percentage held by the Trust would decrease if any such Bonds were sold in the open market.

The Units

    On a recent date each Unit represented the fractional undivided interest in the Trust set forth under ``Summary of Essential Information.'' Thereafter, if any Units are redeemed by the Trustee, the fractional undivided interest in the Trust represented by each unredeemed Unit will increase, although the relative interest in the Trust represented by each such Unit will remain unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by any Unit holder, which may include the Sponsor, or until the termination of the Trust Agreement.

Tax Status

    In the opinion of bond counsel to the issuing governmental authorities, interest income on the Bonds is (except in certain instances depending upon the Unit holder, as described below) exempt from Federal income tax under the provisions of the Internal Revenue Code as in effect at the date of issuance. Interest on the Bonds is also, in the opinion of such bond counsel, exempt from the New York State and New York City personal income taxes imposed on individuals, estates and trusts.

    In the case of Bonds issued at a time when the Internal Revenue Code of 1954 was in effect, redesignation of the Code as the Internal Revenue Code of 1986 (the ``Code'' or the ``1986 Code'') has not adversely affected the exemption from Federal income tax of interest income on such Bonds. Gain (other than any earned original issue discount) realized on sale or redemption of the Bonds or on sale of a Unit is, however, includible in gross income for Federal income tax purposes and for state and local income tax purposes generally. (It should be noted in this connection that such gain does not include any amounts received in respect of accrued interest.) Such gain may be capital gain or ordinary income and if capital gain may be long or short-term depending upon the facts and circumstances. Bonds selling at market discount tend to increase in market value as they approach maturity when the principal amount is payable, thus increasing the potential for taxable gain on their maturity, redemption or sale.

    On the Date of Deposit, special counsel for the predecessor sponsor rendered an opinion under the then existing Federal income tax law which read, in part, as follows:

         The Trust (and consequently the Unit holders, as discussed below) will be treated as the owners of the Bonds for Federal income tax purposes, notwithstanding the existence of the Sellers' Repurchase Commitments. (Neither the Trust nor the Sponsor has applied for a ruling from the Internal Revenue Service regarding the ownership of the Bonds: the Internal Revenue Service has announced in Rev. Proc. 83-55, since restated * * * that it will not ordinarily issue advance rulings or determination letters on the question of who is the true owner of securities, or participation interests therein, where the purchaser has the contractual right to cause the security, or participation interests therein, to be purchased by either the seller or a third party).

         The Trust is not an association taxable as a corporation for Federal income tax purposes, and interest on the underlying Bonds, which is exempt from Federal income tax under the Code when received by the Trust, will retain its status as tax-exempt interest, for Federal income tax purposes, when distributed to the Unit holders.

         Each Unit holder will be considered the owner of a pro rata portion of the Trust under the grantor trust rules of Sections 671-679 of the Code. Each Unit holder will be considered to have received his pro rata share of Bond interest when it is received by the Trust, and each Unit holder will have a taxable event when the Trust disposes of a Bond (whether by sale, exchange, redemption, payment at maturity or pursuant to the Sellers' Repurchase Commitments) or when the Unit holder redeems or sells his Units. The total tax cost of each Unit to a Unit holder is allocated among each of the Bond issues held in the Trust (in accordance with the proportion of the Trust comprised by each Bond issue at the time the Unit holder purchases his Units) in order to determine his per Unit tax cost for each Bond issue, and the tax cost reduction requirements of the Code relating to amortization of bond premium will apply separately to the per Unit tax cost of each Bond issue.

    In the opinion of Messrs. Cahill Gordon & Reindel, special counsel to the Sponsor, no change in law has occurred since the Date of Deposit which would require a change in the above opinion.

    Messrs. Cahill Gordon & Reindel are also of the opinion that, under existing law:

         Interest on the underlying debt obligations which is exempt from tax under the laws of the State and City of New York when received by the Trust will retain its status as tax-exempt interest to its Unit holders. (Interest on the underlying obligations in the Trust is, however, not excludable from income in determining the amount of the income-based (i) New York State franchise taxes on business and financial corporations or
     (ii) the New York City general corporation tax and the New York City financial corporation tax.) The minimum income taxes imposed by New York State and New York City on individuals, estates and trusts exclude from their taxable bases the Federal tax preference item with respect to tax-exempt interest.

         Non-residents of New York City will not be subject to the City personal income tax on gains derived with respect to their Units. Non-residents of the State will not be subject to New York State personal income tax on such gains unless the Units are employed in a business, trade or occupation carried on in New York State. A New York State or City resident should determine his basis and holding period for his Units in the same manner for New York State and City personal income tax purposes as for federal income tax purposes.

    A portion of a Unit holder's tax cost of his Units is allocated to the cost of the Repurchase Commitments and such portion is allocated to the Repurchase Commitments applicable to the various Bonds held in the Trust as a part of the total tax cost allocated among the Bonds. The cost of the Repurchase Commitments is, however, taken into account in determining the gain or loss realized by the Unit holder upon disposition of a Bond by the Trust or disposition of Units by a Unit holder.

    If the proceeds received by the Trust upon the sale or redemption of an underlying Bond exceed a Unit holder's adjusted tax cost allocable to the Bond disposed of, that Unit holder will realize a taxable gain to the extent of such excess. Conversely, if the proceeds received by the Trust upon the sale or redemption of an underlying Bond are less than a Unit holder's adjusted tax cost allocable to the Bond disposed of, that Unit holder will realize a loss for tax purposes to the extent of such difference.

    Any gain recognized on a sale or exchange of a Unit holder's pro rata interest in a Bond, and not constituting a realization of accrued ``market discount,'' and any loss will be a capital gain or loss, except in the case of a dealer or financial institution. Gain realized on the disposition of the interest of a Unit holder in a market discount Bond is treated as ordinary income to the extent the gain does not exceed the accrued market discount. A Unit holder has an interest in a market discount Bond in a case in which the tax cost for the Unit holder's pro rata interest in the Bond is less than the stated redemption price thereof at maturity (or the issue price plus original issue discount accrued up to the acquisition date, in the case of an original issue discount Bond). If the market discount is less than .25% of the stated redemption price of the Bond at maturity multiplied by the number of complete years to maturity, the market discount shall be considered to be zero. Any capital gain or loss arising from the disposition of a Unit Holder's pro rata interest in a Bond will be a long-term capital gain or loss if the Unit Holder has held his or her units and the Trust has held the Bond for more than one year. Under the Code, net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) of individuals, estates and trusts is subject to a maximum nominal tax rate of 28%. Such net capital gain may, however, result in a disallowance of itemized deductions and/or affect a personal exemption phase out.

    Furthermore, exemption of interest on a Bond from regular income tax requires that the issuer of the Bond (or other user of the Bond proceeds) meet certain ongoing compliance requirements. Failure to meet these requirements could result in loss of the exemption and such loss of exemption could apply retroactively from the date of issuance. A Bond may provide that if a loss of exemption is determined to have occurred, the Bond is immediately due and payable; and, in the case of a secured Bond, that the security can be reached if the Bond is not then paid. If such a loss of exemption were to occur and the Bond did not contain such an acceleration clause, or if the acceleration did not in fact result in payment of the Bond, the affected Bond would likely be sold as a taxable bond. Sale of a Bond as a taxable bond would likely result in a realization of proceeds less than the cost of the Bond.

    In the case of certain of the underlying Bonds comprising the Portfolio of the Trust, the opinions of bond counsel may indicate that although interest on such underlying Bonds is generally exempt from Federal income tax, such underlying Bonds are ``industrial development bonds'' under the 1954 Code or ``private activity bonds'' under the 1986 Code as those terms are defined in the relevant code provisions, and interest on such underlying Bonds will not be exempt from Federal income tax for any period during which such underlying Bonds are held by a ``substantial user'' of the facilities financed by the proceeds of such underlying Bonds (or a ``related person'' to such a ``substantial user''). In the opinion of Messrs. Cahill Gordon & Reindel, interest attributable to such underlying Bonds (although not subject to Federal income tax to the Trust) if received by the Trust for the account of a Unit holder who is such a ``substantial user'' or ``related person'' will be taxable (i.e., not tax exempt) to the same extent as if such underlying Bonds were held by the Unit holder directly as owner. No investigation as to the users or of the facilities financed by the underlying Bonds has been made by the Sponsor or its counsel. Investors should consult their tax counsel for advice with respect to the effect of these provisions on their particular tax situations.

    The Portfolio of the Trust may contain one or more Bonds which were originally issued at a discount (``original issue discount''). In general, original issue discount can be defined as the difference between the price at which a Bond was issued and its stated redemption price at maturity. If the original issue discount is less than .25% of the stated redemption price of the Bond at maturity multiplied by the number of complete years to maturity, the original issue discount shall be considered to be zero. In the case of a Bond issued before September 4, 1982, original issue discount is deemed to accrue (be ``earned'') as tax-exempt interest ratably over the period from the date of issuance of the Bond to the date of maturity and is apportioned among the original holder of the obligation and subsequent purchasers in accordance with a ratio the numerator of which is the number of calendar days the obligation was owned by the holder and the denominator of which is the total number of calendar days from the date of issuance of the obligation to its date of maturity. Gain or loss upon the disposition of such an original issue discount Bond is measured by the difference between the amount realized upon disposition of and the amount paid for such obligation. A holder may, however, exclude from gross income that portion of such gain attributable to accrued interest and the ``earned'' portion of original issue discount.

    In the case of a municipal debt obligation issued after September 3, 1982, original issue discount is deemed to accrue on a constant interest method which corresponds, in general, to the economic accrual of interest (adjusted to eliminate proportionately on an elapsed-time basis any excess of the amount paid for the Bond over the sum of the issue price and the accrued original issue discount on the acquisition date). The tax basis in such a Bond is increased by the amount of original issue discount that is deemed to accrue while the Bond is held. The difference between the amount realized on a disposition of the Bond (excluding currently accrued interest) and the adjusted tax basis of the Bond will give rise to taxable gain or deductible loss upon a disposition of the Bond by the Trust (excluding a sale or redemption of Units by a Unit holder).

    Persons in receipt of Social Security benefits should be aware that a portion of such Social Security benefits may be includible in gross income. For a taxpayer whose modified adjusted gross income plus one-half of his or her Social Security benefits does not exceed $34,000 ($44,000 for married taxpayers filing a joint return), the includible amount is the lesser of (i) one-half of the Social Security benefits or (ii) one-half of the amount by which the sum of ``modified adjusted gross income'' plus one-half of the Social Security benefits exceeds $25,000 in the case of unmarried taxpayers and $32,000 in the case of married taxpayers filing a joint return. All other taxpayers receiving Social Security benefits are required to include up to 85% of their Social Security benefits in income.

    Modified adjusted gross income is adjusted gross income determined without regard to certain otherwise allowable deductions and exclusions from gross income, plus tax exempt interest on municipal obligations including interest on the Bonds. To the extent that Social Security benefits are includible in gross income they will be treated as any other item of gross income and therefore may be taxable.
                                      A-18

    The Code provides, generally, that adjustments to taxable income to produce alternative minimum taxable income for corporations include 75% of the amount by which adjusted current earnings (which would include tax-exempt interest) of the taxpayer exceeds the alternative minimum taxable income of the taxpayer before any amount is added to alternative minimum taxable income because of this adjustment.

    The Code also imposes an additional 12/100% ($12.00 per $10,000) environmental tax on the alternative minimum taxable income (determined without regard to any alternative tax net operating loss deduction) of a corporation in excess of $2,000,000 for each taxable year beginning before January 1, 1996. The environmental tax is an excise tax and is deductible for United States Federal income tax purposes (but not for purposes of the environmental tax itself). Although the environmental tax is based on alternative minimum taxable income, the environmental tax must be paid in addition to any Federal income taxes payable by the corporation.

    The Clinton Administration has proposed to extend the environmental tax, most recently in the Revenue Reconciliation Bill of 1996, which was released on March 19, 1996, to taxable years after December 31, 1995 and before January 1, 2007. The bill has not been introduced in either house of Congress.

    In addition, investors should be aware that no deduction is allowed for Federal income tax purposes for interest on indebtedness incurred or continued to purchase or carry Units in the Trust. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of Units may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of the Units.

    For Federal income tax purposes, Trust expenses allocable to producing or collecting Trust interest income are not deductible because the interest income derived by the Trust is exempt from Federal income tax. A state or local income tax may provide for a deduction for the portion of such Trust expenses attributable to the production or collection of income derived by the Trust and taxed by the state or locality. The effect on any such deductions of the Code rules whereby investment expenses and other miscellaneous deductions are deductible only to the extent in excess of 2% of adjusted gross income would depend upon the law of the particular state or locality involved.

    Under the Code taxpayers are required to report on their Federal income tax returns the amount of tax-exempt interest received or accrued during the year.

    From time to time proposals have been introduced before Congress the purpose of which is to restrict or eliminate the Federal income tax exemption for interest on securities similar to the Bonds in the Trust or to require treatment of such interest as a ``tax preference'' for alternative minimum tax purposes, and it can be expected that similar proposals may be introduced in the future. The Trust and the Sponsor cannot predict what legislation, if any, in respect of the tax status of interest on securities may be proposed by the Executive Branch or by members of Congress, nor can they predict which proposals, if any, might be enacted or whether any legislation if enacted would apply to the Bonds in the Trust.

    Investors should consult their own tax advisors with respect to the applicability of the foregoing general comments to their own particular situations and as respects state and local tax consequences of an investment in Units.

Expenses and Charges

   Initial Expenses

    At no cost to the Trust, the predecessor sponsor has borne all the expenses of creating and establishing the Trust, including the cost of the initial preparation, printing and execution of the Trust Agreement and the certificates for Units, the fees of the Evaluator during the initial public offering, legal expenses, advertising and selling expenses, expenses of the Trustee and other out-of-pocket expenses.

   Sponsor's Fee

    The Portfolio supervision fee (the ``Supervision Fee'') which is earned for Portfolio supervisory services, is based upon the aggregate face amount of Bonds in the Trust at the beginning of each calendar year.

    The Supervision Fee, which is not to exceed the amount per $1,000 face amount of Bonds in the Trust set forth in Part A--``Summary of Essential Information,'' may exceed the actual costs of providing Portfolio supervisory services for such Trust, but at no time will the total amount the Sponsor and/or an affiliate thereof receive for Portfolio supervisory services rendered to all series of National Municipal Trust in any calendar year exceed the aggregate cost to it of supplying such
                                      A-19
services in such year. For a description of the Portfolio supervisory services to be provided by the Sponsor and/or an affiliate thereof, see ``Sponsor--Responsibility.'' The Supervision Fee will be paid to the Sponsor by the Trust. The Prudential Insurance Company of America, the indirect parent of the Sponsor, or a division or subsidiary thereof, has agreed to advise the Sponsor regarding the Sponsor's Portfolio supervisory services and will be compensated by the Sponsor for such advisory services.

   Trustee's and Evaluator's Fees

    The Trustee will receive for its ordinary recurring services to the Trust an annual fee in the amount set forth under ``Summary of Essential Information.'' For a discussion of the services performed by the Trustee pursuant to its obligations under the Trust Agreement, reference is made to the material set forth under ``Rights of Unit Holders.''

    The Evaluator receives a fee set forth under ``Summary of Essential Information'' to be paid by the Trustee. (See ``Evaluator--Responsibility.'')

    The Trustee's and Evaluator's fees are payable monthly on each Record Date from the Interest Account to the extent funds are available and then from the Principal Account. Both fees may be increased without approval of the Unit holders by amounts not exceeding proportionate increases in consumer prices for services as measured by the United States Department of Labor's Consumer Price Index entitled ``All Services Less Rent.'' The Trustee's fee will not be increased in future years in order to make up the reduction in the Trustee's fee under ``Rights of Unit Holders--Distribution of Interest and Principal.''

   Other Charges

    There are no fees or charges to the Trust in connection with exercise of the Repurchase Commitments or the rights under the Collateral Agreement. The following additional charges are or may be incurred by the Trust: all expenses (including counsel fees) of the Trustee incurred in connection with its activities under the Trust Agreement, including the expenses and costs of any action undertaken by the Trustee to protect the Trust and the rights and interests of the Unit holders; fees of the Trustee for any extraordinary services performed under the Trust Agreement; indemnification of the Trustee for any loss or liability accruing to it without gross negligence, bad faith or willful misconduct on its part, arising out of or in connection with its acceptance or administration of the Trust; and all taxes and other governmental charges imposed upon the Bonds or any part of the Trust (no such taxes or charges are being levied or made or, to the knowledge of the Sponsor, contemplated). The above expenses, including the Trustee's fee, when paid by or owing to the Trustee, are secured by a lien on the Trust. In addition, the Trustee is empowered to sell Bonds in order to make funds available to pay all expenses.

REINVESTMENT PROGRAM

    Distributions of interest and principal, if any, are made to Unit holders monthly, quarterly or semiannually. A Unit holder will have the option of either receiving his monthly, quarterly or semiannual income check from the Trustee or reinvesting the distribution in an open-end diversified management investment company offered by the Sponsor whose investment objective is to attain for investors the highest level of current income that is exempt from Federal income taxes, consistent with liquidity and the preservation of capital. Participation in any such fund is conditioned on such fund's lawful qualification for sale in the jurisdiction in which the Unit holder resides. There can be no assurance, however, that such qualification will be obtained. Upon enrollment in the reinvestment program, the Trustee will direct monthly, quarterly or semiannual interest distributions and principal distributions, if any, to the designated fund. It should be noted that there are no repurchase commitments with respect to bonds in the Reinvestment Series. The appropriate prospectus will be sent to the Unit holder. A Unit holder's election to participate in this reinvestment program will apply to all Units of the Trust owned by such Unit holder. The Unit holder should read the prospectus for the fund carefully before deciding to participate.

PUBLIC OFFERING

Offering Price

    The price of the Units is determined by adding to the Evaluator's determination of the aggregate bid price of the Bonds per Unit a sales charge of 5.82% of the net amount invested thereof equal to 5.5% of the Public Offering Price. A proportionate share of accrued and undistributed interest on the Bonds at the date of delivery of the Units to the purchaser is also added to the Public Offering Price.
                                       A-20

    The aggregate bid price of the Bonds (including their respective Repurchase Commitments) is determined by the Evaluator (1) on the basis of current bid prices for the Bonds, (2) if bid prices are not available for any Bonds, on the basis of current bid prices for comparable bonds, (3) by making an appraisal of the value of the Bonds on the basis of bid prices in the market, or (4) by any combination of the above. Such valuations will take into account the Repurchase Commitments of the Seller relating to the Bonds as discussed in footnote 5 in the Notes to the Schedule of Investments. For information relating to the calculation of the Redemption Price, which is based upon the aggregate bid price of the underlying Bonds, see ``Rights of Unit Holders--Redemption''. See also ``Rights of Unit Holders--Certificates'' and ``Rights of Unit Holders--Redemption'' for information relating to redemption of Units.

    The sales charge per Unit will be computed by multiplying the Evaluator's determination of the bid side evaluation of each Security by a sales charge determined in accordance with the table set forth below based upon the number of years remaining to the maturity of each such Security, totalling all such calculations, and dividing this total by the number of Units then outstanding. In calculating the date of maturity, a Security will be considered to mature on its stated maturity date unless: (a) the Security has been called for redemption or funds or securities have been placed in escrow to redeem it on an earlier call date, in which case the call date will be deemed the date on which such Security matures, or (b) the Security is subject to a mandatory tender, in which case the mandatory tender date will be deemed the date on which such Security matures.

                           (As Percent of Bid      (As Percent of Public
    Time to Maturity        Side Evaluation)          Offering Price)
------------------------   ------------------      ---------------------
Less than six months....             0%                       0%
Six months to 1 year....         0.756%                    0.75%
Over 1 year to 2 years..         1.523%                    1.50%
Over 2 years to 4 years.         2.564%                    2.50%
Over 4 years to 8 years.         3.627%                    3.50%
Over 8 years to 15
years...................         4.712%                    4.50%
Over 15 years...........         5.820%                    5.50%

    The sales charge per Unit will reduced pursuant to the following graduated scale for sales to any person of at least 100 Units.

    Number of Units         % of Sales Charge
-----------------------     -----------------
Less than 100 Units....            100%
100-249 Units..........             90%
250-499 Units..........             80%
500-749 Units..........             75%
750-999 Units..........             70%
1,000 Units or More....             65%

    The respective reduced sales charges as shown on each of the above charts will apply to all purchases of Units in any fourteen day period by the same person in the amounts stated herein, and for this purpose, purchases of Units of a Trust will be aggregated with concurrent purchases of units of any other trust that may be offered by the Sponsor.

    Units held in the name of the purchaser's spouse, in the name of a purchaser's child under the age of 21 or in the name of an entity controlled by the purchaser are deemed for the purposes hereof to be acquired by the purchaser. The reduced sales charges are also applicable to a trustee or other fiduciary purchasing Units for a single trust estate or single fiduciary account.

    The Sponsor intends to permit employees of Prudential Securities Incorporated and its subsidiaries and affiliates to purchase Units of the Trust at a price equal to the bid side evaluation of the Bonds in the Trust divided by the number of Units outstanding plus a reduced sales charge of $5.00 per Unit, subject to a limit of 5% of the Units of a Trust at the discretion of the Sponsor.

Market for Units

    Although it is not obligated to do so, the Sponsor intends to maintain a market for the Units of the Trust offered hereby and continuously to offer to purchase said Units at prices based on the aggregate bid price of the underlying

Bonds. There is no sales charge incurred when a Unit holder sells Units back to the Sponsor. Any Units repurchased by the Sponsor may be reoffered to the public by the Sponsor at the Public Offering Price at the time, plus accrued interest.

    If the supply of Units of the Trust exceeds demand, or for some other business reason, the Sponsor may discontinue purchases of Units of the Trust at prices based on the bid prices of Bonds in the Trust. The Sponsor, of course, does not in any way guarantee the enforceability, marketability or price of any Bond in the portfolio or of the Units. In the event that a market is not maintained for the Units, a Unit holder desiring to dispose of his Units may be able to do so only by tendering such Units to the Trustee for redemption at the Redemption Price, which is based upon the aggregate bid price of the underlying Bonds. If a Unit holder wishes to dispose of his Units, he should inquire of the Sponsor as to current market prices prior to making a tender for redemption to the Trustee. (See ``Rights of Unit Holders--Redemption.'')

Distribution of Units

    The Sponsor intends to qualify Units for sale in states selected by the Sponsor, to be sold by the Sponsor and through dealers who are members of the National Association of Securities Dealers, Inc. at prices which include a concession per Unit as stated below, but, subject to change from time to time at the discretion of the Sponsor. The Sponsor reserves the right to reject, in whole or in part, any order for purchase of Units.

    The dealer concession per Unit in the secondary market will be 65% of the sales charge per Unit.

    Sales will be made only with respect to whole Units, and the Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units.

    In addition, sales of Units may be made pursuant to distribution arrangements with certain banks which are acting as agents for their customers. These banks are making Units of the Trust available to their customers on an agency basis. A portion of the sales charge paid by these customers is retained by or remitted to the banks in amounts comparable to the aforementioned dealers' concessions. The Glass-Steagall Act prohibits banks from underwriting certain securities, including Units of the Trust; however, this Act does permit certain agency transactions, and banking regulators have not indicated that these particular agency transactions are impermissible under this Act. In certain states, any bank making Units available must be registered as a broker-dealer in that State.

Sponsor's Profits

    The Sponsor receives a sales charge as set forth in ``Summary of Essential Information.'' On the sale of Units to dealers, the Sponsor will retain the difference between the dealer concession and the sales charge (see ``Distribution of Units,'' herein).

    The Sponsor may realize profits (or sustain losses) due to the daily fluctuations in prices of the Bonds and thus in the Public Offering Price of the Units received by the Sponsor. Cash, if any, made available to the Sponsor prior to the settlement date for purchase of Units may be used in the Sponsor's businesses, subject to the limitations permitted by applicable regulations, and may be of benefit to the Sponsor.

    In maintaining a secondary market for the Units (see ``Market for Units'') the Sponsor may also realize profits or sustain losses in the amount of any difference between the price at which it buys Units and the price at which it resells or redeems such Units.

RIGHTS OF UNIT HOLDERS

Certificates

    Ownership of Units is evidenced by registered certificates executed by the Trustee and the Sponsor. The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Delivery of certificates representing Units ordered for purchase is normally made five business days following order or within a reasonable period of time thereafter. Certificates are transferable by presentation and surrender to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer.

    Certificates may be issued in denominations of one Unit or any multiple thereof. A Unit holder may be required to pay $2.00 per certificate reissued or transferred, and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. For new certificates issued to replace destroyed, stolen or lost certificates, the Unit holder must furnish indemnity satisfactory to the Trustee and must pay such expenses as the Trustee may incur. Mutilated certificates must be surrendered to the Trustee for replacement.
                                      A-22

Distribution of Interest and Principal

    Interest and principal received by the Trust will be distributed on each monthly Distribution Date on a pro rata basis to Unit holders of record as of the preceding Record Date. All distributions will be net of applicable expenses and funds required for the redemption of Units. (See ``Summary of Essential Information,'' ``The Trust--Expenses and Charges'' and ``Rights of Unit Holders--Redemption.'')

    The Trustee will credit to the Interest Account all interest received by the Trust, including that part of the proceeds of any disposition of Bonds which represents accrued interest. Other receipts will be credited to the Principal Account. The pro rata share of the Interest Account and the pro rata share of cash in the Principal Account represented by each Unit will be computed by the Trustee each month as of the Record Date. (See ``Summary of Essential Information.'') Proceeds received from the disposition of any of the Bonds subsequent to a Record Date and prior to the next succeeding Distribution Date will be held in the Principal Account and will not be distributed until the following Distribution Date. The distribution to the Unit holders as of each Record Date will be made on the following Distribution Date or shortly thereafter and shall consist of an amount substantially equal to one-twelfth of such holders' pro rata share of the estimated annual income to be credited to the Interest Account after deducting estimated expenses (the ``Monthly Interest Distribution'') plus such holders' pro rata share of the cash balance of the Principal Account computed as of the close of business on the preceding Record Date. Because Bond interest payments are not received by the Trust at a constant rate throughout the year, such Monthly Interest Distribution may be more or less than the amount credited to the Interest Account as of the Record Date. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the second Distribution Date following their purchase of Units. No distribution need be made from the Principal Account if the balance therein is less than an amount sufficient to distribute $1.00 per Unit. The Interest Distribution per Unit (i.e. Estimated Net Annual Income Per
Unit) shown under ``Summary of Essential Information'' will change as Bonds are exchanged, redeemed, paid or sold.

    Purchasers of Units who desire to receive distributions on a semiannual or quarterly basis may elect to do so at the time of purchase. Those indicating no choice will be deemed to have chosen the monthly distribution plan. Record dates for monthly distributions will be the tenth day of each month. Record dates for quarterly distributions will be the tenth day of January, April, July and October, and record dates for semiannual distributions will be the tenth day of January and July.

    The plan of distribution selected by a Unit holder will remain in effect until changed. Unit holders purchasing Units in the secondary market will initially receive distributions in accordance with the election of the prior owner. In November of each year, the Trustee will furnish each Unit holder a card to be returned to the Trustee by December 20 of such year if the Unit holder desires to change his plan of distribution. Unit holders desiring to change the plan of distribution in which they are participating may so indicate on the card and return same, together with their Certificate to the Trustee. If the card and Certificate are returned to the Trustee, the change will become effective on December 21 of such year for the ensuing twelve months. If the card and Certificate are not returned to the Trustee, the Unit holder will be deemed to have elected to continue with the same plan for the following twelve months.

    As of the tenth day of each month the Trustee will deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account amounts necessary to pay the expenses of the Trust. (See ``The Trust--Expenses and Charges.'') The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Trust. Amounts so withdrawn shall not be considered a part of the Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate account. In addition, the Trustee may withdraw from the Interest Account and the Principal Account such amounts as may be necessary to cover redemption of Units by the Trustee. (See ``Rights of Unit Holders--Redemption.'') Funds that are available for future distributions, redemptions and payment of expenses are held in accounts which are non-interest bearing to the Unit holders and are available for use by and may be of benefit to United States Trust Company of New York pursuant to normal banking procedures.

    Because interest on Bonds in the Trust is payable at varying intervals, usually in semiannual installments, and distributions of income are made monthly to Unit holders, the interest accruing to the Trust will not be equal to the amount of money received and available monthly for distribution from the Interest Account. Therefore, on each Monthly Distribution Date, the amount of interest actually deposited in the Interest Account and available for distribution may be slightly more or less than the monthly interest distribution made. In order to eliminate fluctuations in monthly interest distributions resulting from such variances, the Trustee is required by the Trust Agreement to advance such amounts as
                                      A-23
may be necessary to provide monthly interest distributions of approximately equal amounts. The Trustee will be reimbursed, without interest, for any such advances from funds available from the Interest Account on the next ensuing Record Date or Record Dates as the case may be. If all or a portion of the Bonds for which advances have been made subsequently fail to pay interest when due, the Trustee may recoup advances made by it in anticipation of receipt of interest payments on such Bonds by reducing the amount otherwise distributable per Unit with respect to one or more Interest Distributions. If Units are redeemed subsequent to such advances by the Trustee, but prior to receipt by the Trustee of actual notice of such failure to pay interest, the amount of which was so advanced by the Trustee, each remaining Unit holder will be subject to a greater pro rata reduction in his Interest Distribution than would have occurred absent such redemptions. In addition, because of the varying interest payment dates of the Bonds comprising the Trust portfolio, accrued interest at any point in time will be greater than the amount of interest actually received by the Trust and distributed to Unit holders. Therefore, there will always remain an item of accrued interest that is added to the value of the Units. If a Unit holder sells all or a portion of his Units, he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his Units. Similarly, if a Unit holder redeems all or a portion of his Units, the Redemption Price per Unit which he is entitled to receive from the Trustee will also include accrued interest on the Bonds. Thus, the accrued interest attributable to a Unit will not be entirely recovered until the holder either redeems or sells such Unit or until the Trust is terminated. (See ``Rights of Unit Holders--Redemption--Computation of Redemption Price per Unit.'')

Reports and Records

    The Trustee shall furnish Unit holders in connection with each distribution a statement of the amount of interest, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. In the event that the Issuer of any of the Bonds fails to make payment when due of any interest or principal and such failure results in a change in the amount which would otherwise be distributed as a distribution, the Trustee will, with the first such distribution following such failure, set forth in an accompanying statement, the Issuer and the Bonds, the amount of the reduction in the distribution per Unit resulting from such failure, the percentage of the aggregate face amount of Bonds which such Bond represents and, to the extent then determined, information regarding any disposition or legal action with respect to such Bond. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Unit holder of record, a statement (1) as to the Interest
Account: interest received (including any earned original issue discount and amounts representing interest received upon any disposition of Bonds), and, if the issuers of the Bonds are located in different states or territories, the percentage of such interest by such states or territories, deductions for payment of applicable taxes and for fees and expenses of the Trust, redemptions of Units and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (2) as to the Principal Account: the dates of disposition of any Bonds and the net proceeds received therefrom (including any unearned original issue discount but excluding any portion representing interest), deductions for payments of applicable taxes and for fees and expenses of the Trust, redemptions of Units, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (3) a list of the Bonds held and the number of Units outstanding on the last business day of such calendar year; (4) the Redemption Price Unit based upon the last computation thereof made during such calendar year; and (5) amounts actually distributed during such calendar year from the Interest Account and from the Principal Account, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding on the last business day of such calendar year. The accounts of the Trust shall be audited not less frequently than annually by independent certified public accountants designated by the Sponsor, and the report of such accountants will be furnished by the Trustee to Unit holders upon request.

    The Trustee shall keep available for inspection by Unit holders at all reasonable times during usual business hours, books of record and account of its transactions as Trustee including records of the names and addresses of Unit holders, certificates issued or held, a current list of Bonds in the Portfolio and a copy of the Trust Agreement.

Redemption

   Tender of Units

    Units may be tendered to the Trustee for redemption on any day the New York Stock Exchange is open at its unit investment trust office at 4 New York Plaza, New York, New York 10004, upon payment of any relevant tax. At the present time there are no specific taxes related to the redemption of the Units. No redemption fee will be charged by the Sponsor or the Trustee. Units redeemed by the Trustee will be canceled.

    Certificates for Units to be redeemed must be delivered to the Trustee and must be properly endorsed or accompanied by a written instrument of transfer. Unit holders must sign exactly as their names appear on the face of the certificate with the signature guaranteed by an officer of a national bank or trust company, a member firm of either the New York, Midwest or Pacific Coast Stock Exchange, or in such other manner as may be acceptable to the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

    Within seven calendar days following such tender, or if the seventh calendar day is not a business day, on the first business day prior thereto, the Unit holder will be entitled to receive in cash an amount for each Unit tendered equal to the Redemption Price per Unit computed as of the Evaluation Time set forth in the Summary of Essential Information on the date of tender. (See ``Redemption--Computation of Redemption Price per Unit.'') The ``date of tender'' is deemed to be the business day on which Units are received by the Trustee, except that as regards Units received after the Evaluation Time, the date of tender is the next business day and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the Redemption Price computed on that day. For information relating to the purchase by the Sponsor of Units tendered to the Trustee for redemption, see ``Redemption--Purchase by the Sponsor of Units Tendered for Redemption.''

    Accrued interest paid on redemption shall be withdrawn from the Interest Account, or, if the balance therein is insufficient, from the Principal Account. All other amounts paid on redemption shall be withdrawn from the Principal Account. The Trustee is empowered to sell Bonds in order to make funds available for redemption. Such sales, if required, could result in a sale of Bonds by the Trustee at a loss. To the extent Bonds are sold, the size and diversity of the Trust will be reduced.

    The Trustee shall advance to the Trust such funds as are necessary to meet redemptions pending the receipt by the Trust of the proceeds of the exercise of the Repurchase Commitments.

    The Trustee reserves the right to suspend the right of redemption and to postpone the date of payment of the Redemption Price per Unit for any period during which the New York Stock Exchange is closed, other than weekend and holiday closings, or trading on that Exchange is restricted or during which (as determined by the Securities and Exchange Commission by rule or regulation) an emergency exists as a result of which disposal or evaluation of the underlying Bonds is not reasonably practicable, or for such other periods as the Securities and Exchange Commission has by order permitted.

   Computation of Redemption Price per Unit

    The Redemption Price per Unit is determined by the Trustee on the basis of the bid prices of the Bonds in the Trust, and the Public Offering Price of Units is determined on the basis of the bid prices of the Bonds, both as of the Evaluation Time on the date any such determination is made. The Redemption Price per Unit is each Unit's pro rata share, determined by the Trustee, of: (1) the aggregate value of the Bonds in the Trust (determined by the Evaluator as set forth below), (2) cash on hand in the Trust and (3) accrued and unpaid interest on the Bonds as of the date of computation, less (a) amounts representing taxes or governmental charges payable out of the Trust, (b) the accrued expenses of the Trust, and (c) cash held for distribution to Unit holders of record as of a date prior to the evaluation. Accrued interest payable in respect of the Units from the date of tender to, but not including, the third business day thereafter also comprises a part of the Redemption Price per Unit. The Evaluator may determine the value of the Bonds in the Trust (1) on the basis of current bid prices for the Bonds and the repurchase commitment, (2) if bid prices are not available for any Bonds, on the basis of current bid prices for comparable bonds and commitments, (3) by appraisal, or (4) by any combination of the above; it being understood that under ordinary circumstances the bonds and repurchase commitments will be priced at the face value of the Bonds.

   Purchase by the Sponsor of Units Tendered for Redemption

    The Trust Agreement requires that the Trustee notify the Sponsor of any tender of Units for redemption. So long as the Sponsor is maintaining a bid in the secondary market the Sponsor, prior to the close of business on the second succeeding business day, will purchase any Units tendered to the Trustee for redemption at the price so bid by making payment therefor to the Unit holder in an amount not less than the Redemption Price on the date of tender not later than
                                      A-25
the day on which the Units would otherwise have been redeemed by the Trustee. (See ``Public Offering--Market for Units.'') Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units.

    The price of any Units resold by the Sponsor will be the Public Offering Price determined in the manner provided in this Prospectus. (See ``Public Offering Price.'') Any profit resulting from the resale of such Units will belong to the Sponsor which likewise will bear any loss resulting from a lower offering or redemption price subsequent to its acquisition of such Units. (See ``Public Offering--Sponsor's Profits.'')

Exchange Option

    Unit holders may elect to exchange any or all of their Units of this series of the National Municipal Trust for units of one or more of any other series in the Prudential Securities Incorporated family of unit investment trusts or certain additional trusts that may from time to time be made available for such exchange by the Sponsor (collectively referred to as the ``Exchange Trust''). Such units may be acquired at prices based on reduced sales charges per unit.

    The purpose of such reduced sales charges is to permit the Sponsor to pass on to the Unit holder who wishes to exchange Units the cost savings resulting from such exchange of Units. The cost savings result from reductions in time and expense related to advice, financial planning and operational expense required for the Exchange Option.

    Exchange Trusts may have different investment objectives; a Unit Holder should read the prospectus for the applicable Exchange Trust carefully to determine the investment objective prior to the exercise of this option.

    This option will be available provided the Sponsor maintains a secondary market in both the Units of this series and units of the applicable Exchange Trust and provided that units of the applicable Exchange Trust are available for sale and are lawfully qualified for sale in the jurisdiction in which the Unit holder resides. While it is the Sponsor's intention to maintain a secondary market for the units of all such trusts, there is no obligation on its part to do so. Therefore, there is no assurance that a market for units will in fact exist on any given date on which a Unit holder wishes to sell or exchange his units; thus there is no assurance that the Exchange Option will be available to any Unit holder. The Sponsor reserves the right to modify, suspend or terminate this option at any time without further notice to Unit holders. In the event the Exchange Option is not available to a Unit holder at the time he wishes to exercise it, the Unit holder will be immediately notified and no action will be taken with respect to his units without further instruction from the Unit holder.

    Exchanges will be effected in whole units only. If the proceeds from the Units being surrendered are less than the cost of a whole number of units being acquired, the exchanging Unit holder will be permitted to add cash in an amount to round up to the next highest number of whole units.

    When units held for less than five months are exchanged for units with a higher regular sales charge, the sales charge will be the greater of (a) the reduced sales charge or (b) the difference between the sales charge paid in acquiring the units being exchanged and the regular sales charge for the quantity of units being acquired, determined as of the date of the exchange.

    To exercise the Exchange Option, a Unit holder should notify the Sponsor of his desire to use the proceeds from the sale of his Units to purchase units of one or more of the Exchange Trusts. If units of the applicable outstanding series of the Exchange Trust are at that time available for sale, the Unit holder may select the series or group of series for which he desires his Units to be exchanged. The Unit holder will be provided with a current prospectus or prospectuses relating to each series in which he indicates interest.

    The exchange transaction will operate in a manner essentially identical to any secondary market transaction, i.e., Units will be repurchased at a price equal to the aggregate bid side evaluation per Unit of the Bonds in the Portfolio plus accrued interest. Units of the Exchange Trust will be sold to the Unit holder at a price equal to the Public Offering Price per unit of the bonds in that portfolio plus accrued interest and the applicable sales charge of $15 per Unit. Excess proceeds not used to acquire whole units will be paid to the exchanging Unit holder.

    Owners of units of any registered unit investment trust, other than Prudential Securities Incorporated sponsored trusts, which was initially offered at a minimum applicable sales charge of 3.0% of the public offering price exclusive of any applicable sales charge discounts may elect to apply the cash proceeds of sale or redemption of those units directly to acquire available units of any Exchange Trust at the reduced sales charge of $20 per Unit, subject to the terms and conditions applicable to the Exchange Option. To exercise this option, the owner should notify his retail broker. He will be given a prospectus of each series in which he indicates interest units of which are available. The Sponsor reserves the right to modify, suspend or terminate the option at any time without further notice, including the right to increase the reduced sales charge applicable to this option (but not in excess of $5 more per unit than the corresponding fee then charged for a unit of an Exchange Trust which is being exchanged).

    For example, assume that a Unit holder, who has three units of a Trust with a 4.75% sales charge and a current price of $1,100 per unit, sells his units and exchanges the proceeds for units of a series of an Exchange Trust with a current price of $950 per unit and an ordinary sales charge of 4.75%. The proceeds from the Unit holder's units will aggregate $3,300. Since only whole units of an Exchange Trust may be purchased under the Exchange Option, the holder would be able to acquire four units in the Exchange Trust for a total cost of $3,860 ($3,800 for units and $60 for the $15 per unit sales charge) by adding an extra $560 in cash. Were the Unit Holder to acquire the same number of units at the same time in the regular secondary market maintained by the Sponsor, the price would be $3,989.50 [$3,800 for the units and $189.50 for the 4.75% sales charge (4.987% of the net amount invested)].

Tax Consequences

    An exchange of Units pursuant to the Exchange Option will generally constitute a ``taxable event'' under the Code, i.e. a Unit holder will recognize gain or loss at the time of exchange except that, upon an exchange of Units of this series of the National Municipal Trust for units of any other series of Exchange Trusts which are grantor trusts for U.S. federal income tax purposes the Internal Revenue Service may seek to disallow any loss incurred upon such exchange to the extent that the underlying bonds in each trust are substantially identical and the exchange of units occurs within a thirty day period.

    Unit holders are urged to consult their own tax advisors as to the tax consequences to them of exchanging Units in particular cases.

SPONSOR

    Prudential Securities Incorporated is a Delaware corporation and is engaged in the underwriting, securities and commodities brokerage business and is a member of the New York Stock Exchange, Inc., other major securities exchanges and commodity exchanges and the National Association of Securities Dealers, Inc. Prudential Securities Incorporated, a wholly-owned subsidiary of Prudential Securities Group Inc. and an indirect wholly-owned subsidiary of The Prudential Insurance Company of America, is engaged in the investment advisory business. Prudential Securities Incorporated has acted as principal underwriter and managing underwriter of other investment companies. In addition to participating as a member of various selling groups or as an agent of other investment companies, Prudential Securities Incorporated executes orders on behalf of investment companies for the purchase and sale of securities of such companies and sells securities to such companies in its capacity as a broker or dealer in securities.

    Prudential Securities Incorporated is distributor for Prudential Government Securities Trust (Intermediate Term Series), The Target Portfolio Trust and for Class B shares of The BlackRock Government Income Trust, Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Adjustable Rate Securities Fund, Inc., Prudential California Municipal Fund (California Series), Prudential Equity Fund, Prudential Equity Income Fund, Prudential FlexiFund, Prudential Global Fund, Prudential Global Genesis Fund, Prudential Global Natural Resources Fund, Prudential GNMA Fund, Prudential Government Plus Fund, Prudential Growth Opportunity Fund, Prudential High Yield Fund, Prudential IncomeVertiblet Plus Fund, Inc., Prudential Intermediate Global Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Prudential Pacific Growth Fund, Inc., Prudential Short-Term Global Income Fund, Prudential Strategic Income Fund, Prudential Total Return Fund, Prudential U.S. Government Fund and Prudential Utility Fund.

    On October 21, 1993, Prudential Securities Incorporated entered into an omnibus settlement with the Securities and Exchange Commission (``SEC''), state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the National Association of Securities Dealers, Inc. (``NASD'') to resolve allegations that from 1980 through 1990 Prudential Securities Incorporated sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, Prudential Securities Incorporated consented to the entry of an SEC Administrative Order which stated that the conduct of Prudential Securities Incorporated violated the federal securities laws, directed Prudential Securities Incorporated to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.
                                      A-27

    Pursuant to the terms of the SEC settlement, Prudential Securities Incorporated agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. Prudential Securities Incorporated has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. The settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. Prudential Securities Incorporated consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

    In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that Prudential Securities Incorporated committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that Prudential Securities Incorporated complies with the terms of the agreement. If, upon completion of the three year period, Prudential Securities Incorporated has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, Prudential Securities Incorporated violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, Prudential Securities Incorporated agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain Prudential Securities Incorporated limited partnership interests.

Limitations on Liability

    The Sponsor is liable for the performance of its obligations arising from its responsibilities under the Trust Agreement, but will be under no liability to Unit holders for taking any action or refraining from any action in good faith or for errors in judgment or responsible in any way for depreciation or loss incurred by reason of the sale of any Bonds, except in cases of its own willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties. (See ``Sponsor--Responsibility.'')

Responsibility

    The Trust is a unit investment trust and is not actively managed. The Sponsor, however, is empowered under the Trust Agreement to direct the Trustee to dispose of Bonds when certain events occur that adversely affect the value of Bonds, including default in payment of interest or principal, default in payment of interest or principal on other obligations of the same issuer, institution of legal proceedings, a breach of covenant or warranty which could adversely affect the payment of debt service on the Bonds, decline in price or the occurrence of other market or credit factors, or decline in projected income pledged for debt service on revenue bonds and advanced refunding that, in the opinion of the Sponsor, may be detrimental to the interests of the Unit holders.

    The Sponsor and/or an affiliate intend to continuously monitor developments affecting the Bonds in each Trust in order to determine whether the Trustee should be directed to dispose of any such Bonds.

    It is the responsibility of the Sponsor to instruct the Trustee to reject any offer made by an issuer of any of the Bonds to issue new obligations in exchange and substitution for any Bonds pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept such an offer or to take any other action with respect thereto as the Sponsor may deem proper if the issuer is in default with respect to such Bonds or in the judgment of the Sponsor the issuer will probably default in respect to such Bonds in the foreseeable future.

    Any obligations so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Bonds, the Trustee is required to give notice thereof to each Unit holder, identifying the Bonds eliminated and the Bonds substituted therefor. Except as stated in this and the preceding paragraph, the acquisition by the Trust of any securities other than the Bonds initially deposited is prohibited.

    If the Sponsor fails to perform its duties under the Trust Agreement or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, that Sponsor is automatically discharged under the Trust Agreement.
                                      A-28

Resignation

    If at any time the Sponsor is acting under the Trust Agreement and that Sponsor shall fail to perform any of its duties thereunder or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, then the Trustee may appoint a successor sponsor or terminate the Trust Agreement and liquidate the Trust.

TRUSTEE

    The Trustee is The Chase Manhattan Bank, a New York Bank with its principal executive office located at 270 Park Avenue, New York, New York 10017 and its unit investment trust office at 4 New York Plaza, New York, New York 10004. The Trustee is subject to supervision by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System. In connection with the storage and handling of certain Securities deposited in the Trust, the Trustee may use the services of The Depository Trust Company. These services may include safekeeping of the Securities and coupon-clipping, computer book-entry transfer and institutional delivery services. The Depository Trust Company is a limited purpose trust company organized under the Banking Law of the State of New York, a member of the Federal Reserve System and a clearing agency registered under the Securities Exchange Act of 1934.

    The Chase Manhattan Bank also acts as Collateral Agent in connection with the Collateral securing the Seller's Repurchase Commitments.

Limitations on Liability

    The Trustee shall not be liable or responsible in any way for or depreciation or loss incurred by reason of the disposition or failure to dispose of any Bonds or for the disposition of any moneys, Bonds or certificates or in respect of any evaluation or with respect to the validity or sufficiency of any of the Bonds, or for any action taken in good faith reliance on prima facie properly executed documents except in cases of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties. In addition, the Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Trust which the Trustee may be required to pay under current or future law of the United States or any other taxing authority having jurisdiction.

Responsibility

    For information relating to the responsibilities of the Trustee under the Trust Agreement, reference is made to the material set forth under ``Rights of Unit Holder,'' ``Sponsor--Responsibility'' and ``Sponsor--Resignation.''

Resignation

    By executing an instrument in writing and filing the same with the Sponsor, the Trustee and any successor may resign. In such an event the Sponsor is obligated to appoint a successor trustee as soon as possible. If the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Trust Agreement. Such resignation or removal shall become effective upon the acceptance of appointment by the successor trustee. If upon resignation of a trustee no successor has been appointed and has accepted the appointment within thirty days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of a trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

EVALUATOR

    The Evaluator is Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. with main offices located at 65 Broadway, New York, New York 10006.

Limitations on Liability

    The Trustee, Sponsor and Unit holders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee, the Sponsor or Unit holders for errors in judgment. But this provision shall not protect the Evaluator in cases of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Responsibility

    The Trust Agreement requires the Evaluator to evaluate the Bonds (1) on the basis of their bid prices on the last business day of each calendar week and (2) on the basis of their bid prices when any Unit is tendered for redemption and on any other day such evaluation is desired by the Trustee or is requested by the Sponsor. For information relating to the responsibility of the Evaluator to evaluate the Bonds on the basis of their bid prices, see ``Public Offering--Offering Price.''

Resignation

    The Evaluator may resign or may be removed by the Sponsor and the Trustee, and the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor evaluator. If upon resignation of the Evaluator no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

AMENDMENT AND TERMINATION OF THE TRUST AGREEMENT

Amendment

    The Sponsor and the Trustee have the power to amend the Trust Agreement without the consent of any of the Unit holders when such an amendment is (1) to cure any ambiguity or to correct or supplement any provision of the Trust Agreement which may be defective or inconsistent with any other provision contained therein, or (2) to make such other provisions as shall not adversely affect the interests of the Unit holders; provided, that the Trust Agreement is not amended to increase the number of Units issuable thereunder or to permit the deposit or acquisition of securities either in addition to or in substitution for any of the Bonds initially deposited in the Trust, except for the substitution of certain refunding securities for such Bonds. In the event of any amendment, the Trustee is obligated to notify promptly all Unit holders of the substance of such amendment.

Termination

    The Trust may be terminated at any time by the consent of 51% of the Unit holders or by the Trustee when the value of the Trust as evaluated by the Evaluator pursuant to the Trust Agreement is less than $2,000,000 and the Trust will be terminated if its value on any such date is less than $1,000,000. However, in no event may the Trust continue beyond the Mandatory Termination Date. In the event of termination, written notice thereof will be sent by the Trustee to all Unit holders. Within a reasonable period after termination, the Trustee will sell any Bonds remaining in the Trust, and, after paying all expenses and charges incurred by the Trust, will distribute to each Unit holder, upon surrender for cancellation of his certificate for Units, his pro rata share of the balances remaining in the Interest and Principal Accounts.

LEGAL OPINIONS

    Certain legal matters have been passed upon by Messrs. Cahill Gordon & Reindel, a partnership including a professional corporation, 80 Pine Street, New York, New York 10005, as special counsel for the Sponsor.

AUDITORS

    The financial statements of the Trust included in this Prospectus have been examined by Deloitte & Touche LLP., certified public accountants, as indicated in their report with respect thereto, and is included herein in reliance upon the authority of said firm as experts in giving said report.

                                RATING OF UNITS*

    The Trust Units have been rated AAA by Standard & Poor's Corporation. The meaning of the applicable rating symbols as published by Standard & Poor's follows:

    A Standard & Poor's corporate or municipal bond rating is a current assessment of creditworthiness of an obligor with respect to a specific debt obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers, or lessees. The rating is not a recommendation to purchase or sell a security, inasmuch as the rating does not comment as to market price or suitability for a particular investor.

    Ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

    The ratings are based, in varying degrees, on the following considerations:

       I. Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

       II. Nature of and provisions of the obligation; and

       III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    Standard & Poor's defines its AAA rating as the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

------------
* As described by Standard & Poor's.

PROSPECTUS--PART II

New York Trust

   New York State

    The 1996-97 Executive Budget proposes $3.9 billion in actions to balance the 1996-97 Financial Plan. Before reflecting any actions proposed by the Governor to restrain spending, General Fund disbursements for 1996-97 were projected at $35 billion, an increase of $2.3 billion or 7 percent from 1995-96. This increase would have resulted from growth in Medicaid, inflationary increases in school aid, higher fixed costs such as pensions and debt service, collective bargaining agreements, inflation, and the loss of non-recurring resources that offset spending in 1995-96. Receipts would have been expected to fall by $1.6 billion. This reduction would have been attributable to modest growth in the State's economy and underlying tax base, the loss of non-recurring revenues available in 1995-96 and implementation of previously enacted tax reduction programs.

    In recent years, State actions affecting the level of receipts and disbursements, as well as the relative strength of the State and regional economy, actions of the Federal government and other factors, have created structural budget gaps for the State. These gaps resulted from a significant disparity between recurring revenues and the cost of maintaining or increasing the level of support for State programs. The 1995-96 enacted budget combines significant tax and program reductions which will, in the current and future years, lower both the recurring receipts base (before the effect of any economic stimulus from such tax reductions) and the historical annual growth in state program spending. Notwithstanding these changes, the State can expect to continue to confront structural deficits in future years.

    The 1995-96 State Financial Plan includes actions that will have an effect on the budget outlook for State fiscal year 1996-97 and beyond. The net amount of nonrecurring resources used in the 1995-96 State Financial Plan is estimated by the Division of the Budget at over $600 million. In addition to this use of nonrecurring resources, the 1995-96 State Financial Plan reflects actions that will directly affect the State's 1996-97 fiscal year baseline receipts and disbursements. The three-year plan to reduce State personal income taxes will decrease State tax receipts by an estimated $1.7 billion in State fiscal year 1996-97, in addition to the amount of reduction in State fiscal year 1995-96. Further significant reductions in the personal income tax are scheduled for the 1997-98 State fiscal year. Other tax reductions enacted in 1994 and 1995 are estimated to cause an additional reduction in receipts of over $500 million in 1996-97, as compared to the level of receipts in 1995-96. Similarly, many actions taken to reduce disbursements in the State's 1995-96 fiscal year are expected to provide greater reductions in State fiscal year 1996-97. These include actions to reduce the State work force, reduce Medicaid and welfare expenditures and slow community mental hygiene program development.

    The net impact of these and other factors is expected to produce a potential imbalance in receipts and disbursements in State fiscal year 1996-97. The Governor has indicated that in the 1996-97 Executive Budget he will propose to close this potential imbalance primarily through General Fund expenditure reductions and without increases in taxes or deferrals of scheduled tax reductions.

    To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. To correct recurring budgetary imbalances, the State would need to take significant actions to align recurring receipts and disbursements in future fiscal years. There can be no assurance, however that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

    The State is a defendant in numerous legal proceedings and the monetary damages sought are substantial. These proceedings could affect adversely the financial condition of the State in the 1995-96 fiscal year or thereafter.

    The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, can vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State but also by entities, such as the federal government, that are outside the State's control. Because of the uncertainty and unpredictability of changes in these factors, their impact cannot be fully included in the assumptions underlying the State's projections. There can be no assurance that the State economy will not experience results that are worse than predicted, with corresponding material and adverse effects on the State's financial projections.

    From time to time, Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the public authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be
                                      B-1
adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.

   New York City

    The fiscal health of the State is closely related to the fiscal health of its localities, particularly The City of New York (the `City`), which has required and continues to require significant financial assistance from the State which financial assistance could be affected by State revenue short-falls or spending increases beyond its projections. For each of its 1981 through 1995 fiscal years, the City, as required by State law, achieved balanced operating results, in accordance with GAAP.

    The New York State Financial Emergency Act for The City of New York (the ``Financial Emergency Act''), among other things, established the New York State Financial Control Board (the ``Control Board'') to oversee the City's financial affairs. The City operates under a four-year financial plan which is prepared annually and is updated quarterly. The City submits its financial plans as well as the updates quarterly to the Control Board for its review. The Municipal Assistance Corporation for The City of New York (``MAC'') and the Office of the State Deputy Comptroller for The City of New York (``OSDC'') assist the Control Board in exercising its powers and responsibilities and exercise various monitoring functions relating to the City's financial position.

    During recent fiscal years, as a result of the slowing economy, the City experienced significant shortfalls from earlier projections in almost all of its major tax sources, and was required to take exceptional measures to close substantial budget gaps in order to maintain balanced budgets. There can be no assurance that the City will continue to maintain a balanced budget as required by State law without additional tax or other revenue increases or additional reductions in City services or entitlement programs, which could adversely affect the City's economic base. The City's Financial Plan for the 1996-99 fiscal years, sets forth actions to close a projected budget gap of $3.1 billion for the 1996 fiscal year. The Financial Plan also outlines projected budget gaps of $2.0 billion, $3.3 billion and $4.1 billion for the 1997 through 1999 fiscal years, respectively.

    As of June 30, 1995, the City estimated that its potential future liability on account of outstanding claims against it amounted to approximately $2.5 billion and while the outcome of the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out the 1996-1999 Financial Plan.

    On July 10, 1995, Standard and Poor's revised its rating of City bonds downward to ``BBB+'' and continued its negative rating outlook assessment. In February 1991, Moody's Investors Service lowered its rating on the City's general obligation bonds from ``A'' to ``Baa1.''

    Over the long term, serious potential economic problems may continue to aggravate State and local financial conditions. For decades, the State economy has grown more slowly than the nation as a whole, resulting in the gradual erosion of the State's relative economic affluence and tax base, and the relocation of certain manufacturing operations and executive offices outside the State. The causes of this relative decline are varied and complex, in many cases involving national and international developments beyond the State's control. Part of the reason for the long-term relative decline in the State economy has been attributed to the combined state and local tax burden, which is among the highest in the nation. The existence of this tax burden limits the State's ability to impose higher taxes in the event of future financial difficulties.

    If during the existence of the New York Trust, the City, the State, or any of its agencies or municipalities, because of its or their own financial difficulties, become unable to meet regular commitments or if there should be a default, moratorium or other interruption of payments of interest or principal on any obligation issued by the City, the State, or a municipality or other authority in New York State, the market value and marketability of Bonds in the New York Trust, the asset value of Units of the New York Trust and the interest income to the New York Trust, could be adversely affected.

<AUDIT-REPORT>

                        INDEPENDENT AUDITORS' REPORT

THE UNIT HOLDERS, SPONSOR AND TRUSTEE
NATIONAL MUNICIPAL TRUST
FIRST PUT SERIES
(14 DAY REPURCHASE - COLLATERAL BACKED)

We have audited the statement of financial condition and schedule of investments of the National Municipal Trust First PUT Series (14 Day Repurchase - Collateral Backed) as of July 31, 1996, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Trustee (see Footnote (a)(1)). Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of July 31, 1996 as shown in the statement of financial condition and schedule of investments by correspondence with The Chase Manhattan Bank, the Trustee.
An audit also includes assessing the accounting principles used and the significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the National Municipal Trust First PUT Series (14 Day Repurchase - Collateral Backed) as of
July 31, 1996, and the results of its operations and the changes in its net assets for each of the three years in the period then ended in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

November 4, 1996
New York, New York

</AUDIT-REPORT>
                                    A-1

                             STATEMENT OF FINANCIAL CONDITION

                                 NATIONAL MUNICIPAL TRUST
                                     FIRST PUT SERIES
                         (14 DAY REPURCHASE - COLLATERAL BACKED)

                                      July 31, 1996


                                      TRUST PROPERTY

Investments in securities at market value (cost $5,425,000)
  (Note (a) and schedule of investments notes (4) and (5))                  $5,524,100

Accrued interest receivable                                                    101,973

Cash                                                                            33,938

           Total                                                            $5,660,011

                                        NET ASSETS

Balance applicable to 16,617 Units of fractional undivided interest outstanding (Note (c)):

   Capital, plus unrealized market appreciation
     of $99,100                                                 $5,524,100

   Undistributed principal and net investment
     income (Note (b))                                             135,911

           Net assets                                                       $5,660,011

                            See notes to financial statements

                                 STATEMENTS OF OPERATIONS

                                 NATIONAL MUNICIPAL TRUST
                                     FIRST PUT SERIES
                         (14 DAY REPURCHASE - COLLATERAL BACKED)

                                                         For the years ended July 31,
                                                          1996       1995      1994

Investment income - interest                           $428,672    $439,390   $458,815

Less Expenses:

   Trust fees and expenses                               11,206      11,210     11,934

           Total expenses                                11,206      11,210     11,934

           Investment income - net                      417,466     428,180    446,881

Net loss on investments:

   Realized gain on securities sold or redeemed           7,400         700     12,100

   Unrealized market depreciation                       (16,929)    (24,394)   (27,970)

           Net loss on investments                       (9,529)    (23,694)   (15,870)

Net increase in net assets resulting from operations   $407,937    $404,486   $431,011

                            See notes to financial statements

                           STATEMENTS OF CHANGES IN NET ASSETS

                                 NATIONAL MUNICIPAL TRUST
                                     FIRST PUT SERIES
                         (14 DAY REPURCHASE - COLLATERAL BACKED)

                                                       For the years ended July 31,
                                                      1996         1995        1994

Operations:

   Investment income - net                         $  417,466   $  428,180   $ 446,881

   Realized gain on securities sold or
     redeemed                                           7,400          700      12,100

   Unrealized market depreciation                     (16,929)     (24,394)    (27,970)

           Net increase in net assets
             resulting from operations                407,937      404,486     431,011

Less Distributions to Unit Holders:

   Principal                                         (392,327)     (80,759)   (951,988)

   Investment income - net                           (416,221)    (480,566)   (445,882)

           Total distributions                       (808,548)    (561,325) (1,397,870)

Net decrease in net assets                           (400,611)    (156,839)   (966,859)

Net assets:

   Beginning of year                                6,060,622    6,217,461   7,184,320

   End of year (including undistributed
     principal and net investment income
     of $135,911, $119,593 and $187,038,
     respectively)                                 $5,660,011   $6,060,622  $6,217,461

                            See notes to financial statements

                       NOTES TO FINANCIAL STATEMENTS

                          NATIONAL MUNICIPAL TRUST
                              FIRST PUT SERIES
                  (14 DAY REPURCHASE - COLLATERAL BACKED)

                               July 31, 1996

(a) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The Trust is registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of the significant accounting policies of the Trust:

(1) Basis of Presentation

    The Trustee has custody of and responsibility for all accounting and financial books, records, financial statements and related data of the Trust and is responsible for establishing and maintaining a system of internal controls directly related to, and designed to provide reasonable assurance as to the integrity and reliability of, financial reporting of the Trust. The Trustee is also responsible for all estimates and accruals reflected in the Trust's financial statements. The Evaluator determines the price for each underlying Security included in the Trust's Schedule of Investments on the basis set forth in Part I of this Prospectus, "Public Offering of Units - Public Offering Price". Under the Securities Act of 1933 ("the Act"), as amended, the Sponsor is deemed to be an issuer of the Trust Units. As such, the Sponsor has the responsibility of an issuer under the Act with respect to financial statements of each Trust included in the Registration Statement under the Act and amendments thereto.

(2) Investments

    Investments are stated at market value as determined by the Evaluator based on the bid side evaluations on the last day of trading during the period considering the purchase commitment of the Seller (see Note 5 to the Schedule of Investments).

(3) Income Taxes

    The Trust is not an association taxable as a corporation for Federal income tax purposes; accordingly, no provision is required for such taxes.

(4) Expenses

    The Trust pays an annual Trustee's fee, estimated expenses, Evaluator's fees, and an annual Sponsor's portfolio supervision fee and may incur additional charges as explained under "Expenses and Charges" in Part I of this Prospectus.

                       NOTES TO FINANCIAL STATEMENTS

                          NATIONAL MUNICIPAL TRUST
                              FIRST PUT SERIES
                  (14 DAY REPURCHASE - COLLATERAL BACKED)

                               July 31, 1996

(b) DISTRIBUTIONS

    Interest received by the Trust is distributed to the Unit Holders on or shortly after the twenty-fifth day of the month, either monthly, quarterly (January, April, July and October) or semiannually (January and July), at the Unit Holders' election, after deducting applicable expenses. Receipts other than interest are distributed as explained in "Rights of Unit Holders - Distribution of Interest and Principal" in
Part I of this Prospectus.

(c) ORIGINAL COST TO INVESTORS

    The original cost to investors represents the aggregate initial public offering price as of the date of deposit (February 16, 1984) exclusive of accrued interest.


    A reconciliation of the original cost of Units to investors to the net amount applicable to investors as of July 31, 1996 follows:

       Original cost to investors                               $18,556,701
       Less:  Gross underwriting commissions (sales charge)        (556,701)
       Net cost to investors                                     18,000,000
       Cost of securities sold or redeemed                      (12,575,000)
       Unrealized market appreciation                                99,100
       Net amount applicable to investors                       $ 5,524,100

(d) OTHER INFORMATION

    Selected data for a Unit of the Trust:

    Net Assets as of July 31, 1996 represented by:

                                   Monthly       Quarterly      Semiannual
                                 distribution   distribution   distribution
                                     plan           plan           plan
       Net Asset Value             $340.61        $340.62        $340.63
       Units Outstanding             9,379          1,713          5,525

                                        A-6

                       NOTES TO FINANCIAL STATEMENTS

                          NATIONAL MUNICIPAL TRUST
                              FIRST PUT SERIES
                  (14 DAY REPURCHASE - COLLATERAL BACKED)

                               July 31, 1996

(d) OTHER INFORMATION (continued)

    Distributions of net investment income and principal per Unit:

                                              For the years ended July 31,
                                             1996        1995         1994

       Net investment income:
         Monthly Distribution Plan          $24.94      $28.74       $26.62
         Quarterly Distribution Plan        $25.11      $29.00       $26.92
         Semiannual Distribution Plan       $25.21      $29.16       $27.14

       Principal:                           $23.61      $ 4.86       $57.29

                                        A-7

                                       SCHEDULE OF INVESTMENTS

                                       NATIONAL MUNICIPAL TRUST
                                           FIRST PUT SERIES
                               (14 DAY REPURCHASE - COLLATERAL BACKED)

                                            July 31, 1996


Port-                                                                                                    Optional
folio                                           Face    Interest  Maturity Disposition Sinking Fund     Refunding        Market
 No.      Title of Securities    Ratings<F1>   Amount    Rate       Date     Year<F8> Redemptions<F3> Redemptions<F2>    Value
                                                                                                                     <F4><F5><F6>
 1.  New York State Housing
     Finance Agency, Keeler
     Project                        BBB     $  900,000   8.000%   05/01/19   2017      Presently@100   Presently@101  $  910,386

 2.  New York State Housing
     Finance Agency, South-East
     Tower Housing Project Bonds    <F9>       865,000   7.750    11/01/18   2016      Presently@100   Presently@102     875,596

 3.  New York State Medical
     Care Facilities Finance
     Agency, Hospital and Nursing
     Home Project Revenue Bonds,
     1979 Series A                  A<F7>      850,000   7.400    11/01/16   2014      11/01/04@100    Presently@103     868,870

 4.  New York State Housing
     Finance Agency - Hospital
     and Nursing Home Project
     Bonds, 1977 Series A          A-        1,885,000   7.000    11/01/17   2015      11/01/98@100    Presently@103   1,923,435

 5.  New York State Housing
     Finance Agency, Henry
     Phipps Plaza West Urban
     Rental Project Bonds          BBB+        925,000   8.000    05/01/18   2016      Presently@100   Presently@101     945,813

                                            $5,425,000                                                                $5,524,100

                               See notes to schedule of investments

                    NOTES TO SCHEDULE OF INVESTMENTS

                        NATIONAL MUNICIPAL TRUST
                            FIRST PUT SERIES
                (14 DAY REPURCHASE - COLLATERAL BACKED)

                             July 31, 1996

<F1>   All ratings are provided by Standard & Poor's Corporation, unless otherwise indicated. A brief description of applicable Security ratings is given under "Bond Ratings" in Part I of this Prospectus.

<F2>   There is shown under this heading the date on which each issue of
Bonds is redeemable by the operation of optional call provisions and the redemption price for that date; unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter but not below par. The Bonds may also be redeemable at par under certain circumstances from special redemption payments.

<F3>   There is shown under this heading the date on which an issue of
Bonds is subject to scheduled sinking fund redemption and the price on that date.

<F4>   The market value of the Bonds as of July 31, 1996 was determined by the Evaluator on the basis of bid side evaluations for the Bonds at such date considering the repurchase commitment of the Seller.

<F5>   The Seller (refer to "Bonds-Repurchase Commitments" in Part I of this Prospectus) has committed to repurchase on fourteen calendar days' notice to any bond at its unpaid principal amount plus accrued interest to meet redemptions of Units. Furthermore, bonds in the Trust are guaranteed as to principal and interest (and premium which may be owing due to redemption prior to maturity or otherwise) by the Seller. The Seller has secured such guarantees and repurchase commitments by pledging certain securities including those issued, guaranteed or insured by, and backed by the full faith and credit of, the United States Government, to The Chase Manhattan Bank, as Collateral Agent for the benefit of the Trust. The Seller has also agreed to provide additional collateral whenever the aggregate market or pledge value of the existing collateral is less than the aggregate market or pledge value requirement in an amount sufficient to eliminate such shortfall.

<F6>   At July 31, 1996, the unrealized market appreciation of all Bonds was comprised of the following:

       Gross unrealized market appreciation                $99,100
       Gross unrealized market depreciation                   -
       Unrealized market appreciation                      $99,100

    The cost of the Bonds for Federal income tax purposes was $5,425,000 at July 31, 1996.
                                  A-9

                    NOTES TO SCHEDULE OF INVESTMENTS

                        NATIONAL MUNICIPAL TRUST
                            FIRST PUT SERIES
                (14 DAY REPURCHASE - COLLATERAL BACKED)

                             July 31, 1996

<F7>   Moody's Investors Service, Inc. rating.

<F8>   The Trustee is required under the Indenture to sell each of the
Bonds on its scheduled Disposition Date in the open market if the price which can be obtained on such date is in excess of the unpaid principal amount or, in all other cases, to the Seller at an amount equal to the outstanding principal plus accrued interest.

<F9>   This Security, although unrated, has, in the opinion of the
Sponsor, credit characteristics comparable to an investment grade
Security.
                                  A-10

            This Post-Effective Amendment to the Registration Statement on Form S-6 comprises the following papers and documents:

            The facing sheet on Form S-6.

            The Prospectus.

            Signatures.

            Consent of independent public accountants and consent of evaluator; all other consents were previously filed.

            The following Exhibits:

    ****EX-3.(i)  -     Restated Certificate of Incorporation of Prudential
                          Securities Incorporated dated March 29, 1993.

   *****EX-3.(ii) -     Revised By-Laws of Prudential Securities
                          Incorporated as amended through June 21, 1996.

       +EX-4      -     Trust Indenture and Agreement dated September 6,
                          1989.

       *EX-23     -     Consent of Kenny S&P Evaluation Services, a
                          division of J.J. Kenny Co., Inc. (as evaluator).

     ***EX-24     -     Powers of Attorney executed by a majority of the
                          Board of Directors of Prudential Securities
                          Incorporated.

       *Ex-27     -     Financial Data Schedule.

        Ex-99     -     Information as to Officers and Directors of
                          Prudential Securities Incorporated is
                          incorporated by reference to Schedules A and D of Form BD filed by Prudential Securities
                          Incorporated pursuant to Rules l5b1-1 and l5b3-1 under the Securities Exchange Act of 1934 (1934 Act File No. 8-16267).

      **EX-99.2   -     Affiliations of Sponsor with other investment
                          companies.

      **EX-99.3   -     Broker's Blanket Policies, Standard Form No. 39 in
                          the aggregate amount of $62,500,000.

       +EX-99.4   -     Investment Advisory Agreement.

_________________________

*     Filed herewith.

** Incorporated by reference to exhibit of same designation filed with the Securities and Exchange Commission as an exhibit to the Registration Statement under the Securities Act of 1933 of Prudential Unit Trusts, Insured Tax-Exempt Series 1, Registration No. 2-89263.

*** Incorporated by reference to exhibit of same designation filed with the Securities and Exchange Commission as an exhibit to the Registration Statement under the Securities Act of 1933 of National Municipal Trust Series, Series 172, Registration No. 33-54681.

**** Incorporated by reference to exhibit of same designation filed with the Securities and Exchange Commission as an exhibit to the Registration Statement under the Securities Act of 1933 of Government Securities Equity Trust Series 5, Registration No. 33-57992.

***** Incorporated by reference to exhibit of same designation filed with the Securities and Exchange Commission as an exhibit to the Registration Statement under the Securities Act of 1933 of National Municipal Trust, Series 186, Registration No. 33-54697.

+ Incorporated by reference to exhibit of same designation filed with the Securities and Exchange Commission as an exhibit to the Registration Statement under the Securities Act of 1933 of National Municipal Trust, Insured Series 43, Registration No. 33-29314.

                                SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933, the registrant, National Municipal Trust First Put Series (14 Day Repurchase - Collateral Backed) certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement or amendment thereto to be signed on its behalf by the undersigned thereunto duly authorized, in the City of New York, and State of New York on the 22nd day of November, 1996.

                              NATIONAL MUNICIPAL TRUST,
                              First Put Series
                              (14 Day Repurchase - Collateral
                              Backed)
                                (Registrant)

                              By PRUDENTIAL SECURITIES INCORPORATED
                                    (Depositor)

                              By the following persons,* who
                                 constitute a majority of the
                                 Board of Directors of Prudential
                                 Securities Incorporated

                                 Alan D. Hogan
                                 George A. Murray
                                 Leland B. Paton
                                 Vincent T. Pica II
                                 Richard A. Redeker
                                 Hardwick Simmons
                                 Lee B. Spencer, Jr.

                              By __/s/ Kenneth Swankie   _________
                                      (Kenneth Swankie
                                       Senior Vice President,
                                       Manager--Unit Investment
                                       Trust Department,
                                       as authorized signatory for
                                       Prudential Securities
                                       Incorporated and Attorney-
                                       in-Fact for the persons
                                       listed above)
_____________________

*     Pursuant to Powers of Attorney previously filed.

                            CONSENT OF COUNSEL

            The consent of counsel to the use of its name in the Prospectus included in this Registration Statement is contained in its opinion filed as Exhibit 5 to the Registration Statement.

                    CONSENT OF INDEPENDENT AUDITORS

We consent to the use of our report dated November 4, 1996, accompanying the financial statements of the National Municipal Trust First PUT Series (14 Day Repurchase - Collateral Backed) included herein and to the reference to our Firm as experts under the heading "Auditors" in the prospectus which is a part of this registration statement.

DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

November 22, 1996
New York, New York
                                      II-5